UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05446

Intermediate Bond Fund of America
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2007

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

Intermediate Bond Fund of America

The changing world of investment-grade bonds

[close-up photo of a circuit board]

Annual report for the year ended August 31, 2007

Intermediate Bond Fund of America® seeks to earn current income, consistent with preservation of capital, by investing primarily in a portfolio of fixed-income securities with an average maturity of no less than three years and no greater than five years, and with quality ratings of A or better.

This fund is one of the 30 American Funds. American Funds ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.
Contents

Letter to shareholders	1
The value of a long-term perspective	3
Feature article: The changing world of
investment-grade bonds	4
Summary investment portfolio	8
Financial statements	12
Board of trustees and other officers	27
What makes American Funds different?	back cover

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2007 (the most recent calendar quarter end):

Class A shares	1 year	5 years	10 years

Reflecting 2.50% maximum sales charge*	+1.96%	+2.38%	+4.45%

*The maximum initial sales charge was 3.75% prior to November 1, 2006.

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.70%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 21 and 22 for details.

The fund’s 30-day yield for Class A shares as of September 30, 2007, calculated in accordance with the Securities and Exchange Commission formula, was 4.69% (4.66% without the fee waiver.) The fund’s distribution rate for Class A shares as of that date was 4.29% (4.26% without the fee waiver). Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 26.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund.

Fellow shareholders

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The fiscal year for Intermediate Bond Fund of America ended during a period of unusual volatility that boosted returns on government securities while selectively dampening returns in other sectors of the bond market. As a result, the fund’s return for the year was almost entirely composed of dividends paid by the fund.

For the 12 months ended August 31, 2007, shareholders received monthly dividends, which totaled about 59 cents a share — an increase of about 11% over the previous year. Shareholders who reinvested dividends recorded an income return of 4.5%, while those who took dividends in cash had an income return of 4.4%. Over the same time period, the fund’s share price rose one penny to $13.40 a share.

The fund’s reinvested income return, 4.5%, was also the fund’s total return for the fiscal year. In comparison, the unmanaged Lehman Brothers Government/Credit 1-7 Years ex. BBB Index returned 5.7%, while the Lipper Short-Intermediate Investment Grade Debt Funds Average produced a return of 4.1%. The higher return for the index is attributable to the higher percentage of Treasuries that compose that benchmark and the absence of management fees.

Bond market overview

The first eight months of the fund’s fiscal year, which began September 1, 2006, delivered a relatively benign bond environment. Bond yields fluctuated within a fairly narrow trading range, as investors anticipated weaker economic growth in 2007 and, consequently, a decrease in the federal funds target rate. Weaker growth did materialize in early 2007, but the Federal Reserve held firm and did not lower the fed funds rate until September 18, when it was reduced a half point to 4.75%.

During the months immediately preceding the rate cut, significant changes in investor sentiment led to higher volatility and a sharp divergence in the bond market. First, bond yields began to rise in early May, as new economic data pointed to a strengthening of the economy despite continued weakness in the housing sector. Then, concerns about subprime mortgages prompted a reevaluation of risk premiums that weighed heavily on lower rated bonds and portions of the structured debt market. By mid-July, a flight to quality ignited a rally in the Treasury market, but left some riskier pockets of the bond market without a bid — a rare occurrence of illiquidity that roiled stocks and bonds alike. These events, coupled with lingering concerns about the breadth of weakness in the housing market, contributed to the September rate cut.

[Begin Sidebar]
Class A share results at a glance

Average annual total returns for periods ended August 31, 2007, with dividends reinvested

	1 year	5 years	10 years	Lifetime*

Intermediate Bond Fund of America	+4.55%	+2.99%	+4.74%	+5.95%
Lehman Brothers Government/Credit
1-7 Years ex. BBB Index†	+5.66	+3.51	+5.44	+6.54
Lipper Short-Intermediate Investment
Grade Debt Funds Average	+4.13	+3.30	+4.88	+6.17

*Since February 19, 1988.
† The index is unmanaged, and its results do not reflect the effect of sales charges, commissions or expenses.

[End Sidebar]

Treasury yields were sharply lower by the close of the fiscal year, providing that sector with some of the biggest gains, particularly for intermediate maturities. Results for other sectors varied considerably. Among secured debt obligations, government-supported mortgage-backed bonds fared well, but many forms of privately originated secured debt lagged the market. Corporate bond results were weighed down by weakness in the financial sector, despite good returns for utility and industrial issuers.

How the fund responded

The portfolio counselors of Intermediate Bond Fund of America manage the fund with a long-term investment perspective that strives to protect principal while uncovering attractive opportunities during market fluctuations. We believe that recent results attest to the value of this approach, and we are optimistic that the current repricing of many segments of the bond market will result in new investment opportunities for our shareholders.

Because the fund is actively managed, portfolio counselors may seek to lighten up on holdings that, in their estimation, become overvalued by the market and to add bonds that appear to be undervalued. In making those determinations, portfolio counselors rely on the fundamental research of the fund’s investment analysts, as well as the economic and market research of our economists, technical analysts and bond traders. These issuer-specific and big picture outlooks help drive investment decisions and, during the recent fiscal year, led to several portfolio adjustments.

During the first half of the fiscal year, portfolio counselors trimmed exposure to federal agency bonds and notes, bringing the weighting in this sector to 12.5% from 14.8% at the start of the year. During the second half, they lowered exposure to U.S. Treasuries, bringing the portfolio weighting to 10.4% from 15.7%.

Though Treasuries rallied during the last two months of the fiscal year, fund counselors believed there were more attractive long-term values to be found in other sectors. Consequently, the fund increased its exposure to mortgage-backed securities, particularly later in the year when the market overreacted and prices weakened for many of these bonds. Privately originated mortgage-backed obligations rose to 14.1% of assets from 11.2%, federal agency mortgage-backed obligations increased to 12.6% from 9.6% and commercial mortgage-backed securities grew to 8.5% from 7.9%. The fund’s participation in these securities is entirely at the highest quality levels, with most rated AAA.

Overall, Intermediate Bond Fund of America remains well diversified with more than 700 individual holdings culled from the various sectors of the investment-grade universe. The pie chart atop the summary portfolio provides a breakdown of the fund’s exposure to these sectors as of August 31.

A cautious optimism

Many professionals regard the recent market volatility as a necessary reevaluation of investment risks. While this process may take some time and limit returns near term, we are optimistic that it will usher in a more compelling bond environment for our shareholders. Additionally, we are encouraged by the Fed’s rate cut, which should help facilitate this transition. Meantime, we continue to rely on our comprehensive research and values of prudent investing, which have served the fund since its inception.

Finally, we invite you to read our feature article, “The changing world of investment-grade bonds,” which discusses some of the important changes to the fund’s universe that have occurred over the past decade and broadened our investment possibilities. We hope the article sheds light on the increasing diversity of our portfolio holdings and underscores some of the advantages that professional management brings to your bond investments.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Vice Chairman

/s/ John H. Smet
John H. Smet
President

October 8, 2007

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown (for the period February 19, 1988, to August 31, 2007, with dividends reinvested).

Fund figures reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus the net amount invested was $9,750.2

[begin mountain chart]
Year Ended August 31	Intermediate Bond Fund of America	Lehman Brothers Gvt/Credit 1-7 Years Ex. BBB Index[3]	Lipper Short-Intermediate Investment Grade Debt Funds Average[4]	Consumer Price Index[5]

2/19/1988	$9,750	$10,000	$10,000	$10,000
8/31/1988	9,845	10,077	10,030	10,259
8/31/1989	10,726	11,128	11,067	10,741
8/31/1990	11,416	12,082	11,836	11,345
8/31/1991	12,755	13,575	13,271	11,776
8/31/1992	14,386	15,258	14,940	12,147
8/31/1993	15,819	16,478	16,431	12,483
8/31/1994	15,537	16,538	16,217	12,845
8/31/1995	16,826	17,956	17,610	13,181
8/31/1996	17,604	18,811	18,334	13,560
8/31/1997	18,982	20,292	19,779	13,862
8/31/1998	20,440	21,998	21,352	14,086
8/31/1999	20,757	22,640	21,662	14,405
8/31/2000	22,098	24,037	23,045	14,897
8/31/2001	24,581	26,806	25,606	15,302
8/31/2002	26,028	29,009	27,417	15,578
8/31/2003	26,724	30,190	28,406	15,914
8/31/2004	27,655	31,310	29,661	16,336
8/31/2005	28,231	31,861	30,370	16,931
8/31/2006	28,853	32,627	31,023	17,578
8/31/2007	30,165	34,474	32,212	17,924
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 4.75% prior to January 10, 2000, and 3.75% from that date until October 31, 2006.
[3]The index is unmanaged and its result includes reinvested distributions, but does not reflect the effect of sales charges, commissions or expenses.
[4]Calculated by Lipper. The average does not reflect the effect of sales charges.
[5]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]For the period February 19, 1988, through August 31, 1988.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2007)*

	1 year	5 years	10 years

Class A shares	+1.96%	+2.48%	+4.48%

*Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 21 and 22 for details.

[Begin Sidebar]
The changing world of investment-grade bonds
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[End Sidebar]

[Begin Pull Quote]
“It used to be that insurance companies, pension plans and mutual funds were the primary buyers of bonds. Today’s participants are more varied...”
[End Pull Quote]

Last year, Intermediate Bond Fund of America amended its investment guidelines to allow the fund to invest up to 10% of its portfolio in BBB-rated bonds. One of the major reasons for this change was the market itself. Since the fund’s inception, the investment-grade bond market has undergone significant changes that have multiplied the types of obligations available and reframed both perceptions and measures of investment risk.

Last year we touched upon these changes in our feature article; this year we take a closer look. In doing so, we hope that shareholders gain a better sense of the universe in which the fund invests, as well as a clearer understanding of the types of bonds held by the fund. We also hope that this discussion leads to a better appreciation of the role of active management and the contributions it can make to a long-term investment strategy.

An expanding universe

Bond market growth over the past two decades has been multidimensional. When Intermediate Bond Fund of America was launched in February 1988, the U.S. bond market (including both investment-grade and high-yield securities) was approaching six trillion dollars in size and Treasuries were king. The Lehman Brothers U.S. Aggregate Bond Index, a proxy for the investment-grade portion of the market, accorded Treasuries a 45.7% weighting, reflecting its market dominance.

Since then, the U.S. bond market has grown nearly five-fold, increasing not only in volume, but also in the variety of issues, borrowers and buyers. In the investment-grade universe, Treasuries no longer command the lead position, but now rank behind mortgage-related securities and are technically trailed by corporate bonds. (Total corporate debt actually exceeds the volume of Treasuries when investment-grade, high-yield and corporate Yankee securities are combined. Yankees are U.S. dollar-denominated bonds issued in the United States by non-U.S. entities.) With respect to market participants, portfolio counselor David Hoag notes, “It used to be that insurance companies, pension plans and mutual funds were the primary buyers of bonds. Today’s participants are more varied, including hedge funds, private equity investors and non-U.S. buyers — notably foreign central banks.”

Accompanying the proliferation of bonds, borrowers and buyers are new levels of complexity and variety. Investment bankers with inventive minds and computer modeling have tailored traditional bond formats into an astounding array of structures, many of which may confound the casual investor. Plain vanilla bonds — those with a fixed coupon that simply pay interest until maturity and then return the principal — are becoming scarcer outside the realm of government issuers.

Brave new worlds

This explosion of debt, debtors and lenders has been nurtured by a long-term decline in interest rates, a growing need for capital, greater demand for income-producing assets, increased liquidity within the global capital markets and enhancements in risk management tools.

In general, these developments have led to more investment opportunities for buyers, including this fund. However, they have also added to the scope of investment risks, especially for nonprofessional investors. At the security level, newer, more complicated debt instruments require more comprehensive research and analysis. At the market level, buyers must pay close attention to the intentions of both issuers and fellow buyers, as the proliferation of sophisticated investment vehicles
(e.g. hedge funds) can lead to unwanted volatility that can rapidly undermine the value of otherwise attractive bonds.

Navigating today’s bond market requires specialized skills and extensive knowledge of bond structures and market conditions. These tools are indispensable for evaluating the risk potential and relative value of increasingly complex debt innovations that have altered the landscape of the fixed-income world.

The packaging of risk

The fastest growing area of the bond market has been structured debt instruments. This generic term refers to a wide range of securities that are manufactured by pooling together similar loans or obligations to form the collateral, or backing, for a bond issue. As such, structured instruments are also referred to as securitizations.

Payments made on the underlying loans and obligations that compose these pools create a cash flow that supports the structured bond. “These cash flows, however, can be unstable and somewhat erratic,” cautions portfolio counselor Thomas Hogh. “Mortgage payments may be accelerated or paid off early, and obligations such as credit card receivables may experience delinquencies or defaults, which could lead to prepayments on the bonds.”

To accommodate the expected but unpredictable cash flows, structured bonds are sliced into tiers or classes designed to absorb varying degrees of risk. The lowest rated tiers absorb most of the prepayment and default risks, while offering a high yield in exchange. The intermediate tiers bear moderate risks and yields, while the highest rated tiers are most buffered from risk, but offer the lowest yields.

[Begin Sidebar]
Changes to the mix

Since the fund’s inception in 1988, the composition of the investment-grade bond market has changed considerably as reflected by the sector weightings of the Lehman Brothers U.S. Aggregate Bond Index, a proxy for the investment-grade universe. Over this 20-year period, Treasuries have surrendered their dominance, while structured debt instruments (primarily mortgage-related securities) have become growth leaders. These changes affect where and how the fund invests.

[begin pie chart]
1988

Corporates	17.91%
Federal agencies	7.68
Treasuries	45.74
Yankees	2.26
MBS	26.41
[end pie chart]

[begin pie chart]
2007

Treasuries	23.00%
Other	0.22
Yankees	5.67
ABS	0.94
CMBS	5.54
MBS	38.07
Corporates	16.01
Federal agencies	10.55
[end pie chart]

Key to terms:
MBS = Mortgage-backed securities
CMBS = Commercial mortgage-backed securities
ABS = Asset-backed securities

Source: Lehman Brothers U.S. Aggregate Bond Index, 2/29/1988 and 8/31/2007.
[End Sidebar]

[Begin Pull Quote]
[photo of usb cables plugged into a network blade]
“This securitization process helps stimulate new lending, gives borrowers easier access to capital and creates new and diverse investment possibilities for bondholders.”
[End Pull Quote]

Structured securities were originally developed to help banks, trusts and other financial entities take loans off their books and, by selling them to investors, free up capital. Thomas adds, “This securitization process helps stimulate new lending, gives borrowers easier access to capital and creates new and diverse investment possibilities for bondholders.” Almost any type of obligation can be securitized: auto loans, student loans, credit card payments, equipment leases, even time-shares.

Some of the most popular securitizations are federal agency mortgage-backed securities (MBS), private mortgage-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs). Some examples of these types of securities can be found in the summary portfolio, which begins on page 8.

In some instances, these securitizations are guaranteed by the issuer (as with federal agency mortgage-backed securities), which adds a layer of credit protection that helps mitigate default risks. In other instances, underlying loans may be bolstered by letters of credit or similar enhancements, which offer the buyer some protection but necessitate additional levels of research as well. However, many of the newer, privately originated securitizations rely entirely on the integrity of the underlying loans, resulting in the need for comprehensive research and analysis.

Market implications

Besides altering the nature of bond instruments, debt innovations have attracted a host of new buyers and sellers. Portfolio counselor John Smet observes, “The bond market has provided relatively inexpensive financing for corporate acquisitions, leveraged buyouts (LBOs), mergers and even shareholder repurchases.” Consequently, corporate America has experienced a spate of takeovers and makeovers in recent years.

Much of this activity — particularly LBO takeovers — has had a negative effect on corporate credit quality. LBOs typically involve the issuance of new debt to buy out shareholders in order to take a company private. These actions are usually detrimental to existing bondholders for two reasons. First, the new debt is often senior to outstanding bonds, which get pushed lower in the company’s capital structure. Second, the increased debt burden invariably leads to lower ratings for the company itself, in many cases pushing investment-grade businesses into high-yield territory. Bond prices suffer, as a result, and those holding older, previously issued bonds suffer the most.

[Begin Sidebar]
The expansion of the bond market has been paced by the rapid growth of structured debt instruments. There are two basic types of structured debt: mortgage-backed securities and asset-backed securities (bonds secured by other types of loan obligations). The chart to the right shows the growth (by amounts outstanding) of these two security types.

Growth of structured securities: 1988 – 2006

[begin bar chart]
Date	Mortgage- Related[2]	Asset-backed [1]

1988	$772.4	$29.3
1989	$971.6	$51.3
1990	$1,333.4	$89.9
1991	$1,636.9	$129.9
1992	$1,937.0	$163.7
1993	$2,114.7	$199.9
1994	$2,251.7	$257.3
1995	$2,352.1	$316.3
1996	$2,486.1	$404.4
1997	$2,680.2	$535.8
1998	$2,955.2	$731.5
1999	$3,334.2	$900.8
2000	$3,565.8	$1,071.8
2001	$4,127.6	$1,281.1
2002	$4,686.4	$1,543.3
2003	$5,238.6	$1,693.7
2004	$5,455.8	$1,827.8
2005	$5,915.6	$1,955.2
2006	$6,492.4	$2,130.4
[end bar chart]

[1]The Bond Market Association estimates.
[2]Includes federal agency mortgage-backed securities and CMOs, and private-label MBS and CMOs.
Source: Securities Industry and Financial Markets Association, outstanding U.S. bond market debt.
[End Sidebar]

[Begin Sidebar]
Rising levels of corporate issuance: 1996 – 2007

The expansion of the bond market has also been fueled by rising levels of corporate bond issuance. This trend has been helped, in part, by a gradual decline in interest rates, which has made borrowing less costly in recent years. The chart below shows the amount of investment-grade corporate debt issued each year for the past ten years. Interestingly, August 2007 was the biggest August on record for investment-grade corporate issuance and the sixth-biggest month ever, according to IFR Markets and Thomson Financial.

[begin bar chart]
Date

1996	$285.0
1997	$358.1
1998	$481.1
1999	$544.9
2000	$553.2
2001	$698.3
2002	$579.5
2003	$644.7
2004	$642.8
2005	$656.5
2006	$911.7
2007*	$671.2
[end bar chart]

*2007 through August.
Source: Securities Industry and Financial Markets Association.
[End Sidebar]

What effect has this had on the corporate bond sector? According to a November 2006 report by Standard & Poor’s, U.S. corporate credit quality has been on a 25-year decline toward junk status, with almost half of all companies now rated below investment grade. Per the report, “This has lowered the overall median issuer rating to BBB- from BBB+ in 1996 and A- in 1992.” S&P attributes this decline to takeovers, stiff global competition, turmoil in the auto and airline industries, and increased investor acceptance of high-yield debt.

This broad credit decline has resulted in a corporate investment-grade universe dominated by financial companies that are compelled to maintain high credit quality because they borrow frequently and need to keep funding costs low. Not surprisingly then, financial companies account for the fund’s largest corporate exposure.

Responding to market changes

Intermediate Bond Fund of America responded to the changing credit environment by opening the fund to A-rated securities in 1998, then BBB-rated securities last year. Additionally, the fund has taken advantage of the burgeoning markets for structured securities, where it has focused primarily on the highest rated debt tiers — those carrying AAA or AA ratings. These additions have allowed the fund to participate in the bond market’s evolution over the past two decades, but at a measured pace.

Market changes, however, require more than mere accommodation. They require deeper, more sophisticated levels of risk analysis and monitoring. To meet this demand, the fund’s adviser, Capital Research and Management Company, has significantly increased its fixed-income staff and developed specialized research groups to evaluate growth segments of the bond market, as well as the larger external forces that drive market conditions. One group of analysts focuses on the outlook for the economy and interest rates; another assesses the many variations of structured bonds; some concentrate on industry trends and developments, while others study technical factors that might influence market actions and reactions. These efforts complement the fundamental analysis that forms the basis for investment decisions.

Portfolio counselors benefit from the depth and variety of analysis proffered by our multilayered research approach. Often, the research compels investment actions that help the fund benefit from a change in market direction or buffer it from an adverse reaction. In the end, shareholders have benefitted from the careful examination of security and market risks that inform our investment decisions. Within this framework, active management means far more than gaining access to burgeoning markets; it means prudent choices, constant vigilance and a dedication to protecting shareholder interests through every market cycle and metamorphosis.

Summary investment portfolio, August 31, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Investment mix by security type

Corporate bonds & notes	24.1%
Collateralized mortgage-backed obligations (privately originated)	14.1
Federal agency mortgage-backed obligations	12.6
Federal agency bonds & notes	12.5
Asset-backed obligations	11.7
U.S. Treasury bonds & notes	10.4
Commercial mortgage-backed securities	8.5
Preferred securities	1.3
Short-term securities & other assets less liabilities	4.8
[end pie chart]

Quality breakdown*	Percent of net assets

U.S. government obligations†	10.4%
Federal agencies	25.1
Aaa/AAA	34.2
Aa/AA	9.2
A/A	12.8
Baa/BBB	3.5
Short-term securities & other assets less liabilities	4.8

*Bond ratings reflect those of a credit rating agency; if ratings are not available, they are assigned by the fund's investment analysts. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

†These securities are guaranteed by the full faith and credit of the United States government.

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 94.38%	(000)	(000)	assets

Corporate bonds & notes - 24.14%
Financials - 15.07%
Citigroup Inc. 4.20% 2007	$ 27,000	$ 26,880.52%
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (1) (2)	23,462	23,512.46
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010 (1)	21,385	20,710.40
Santander Issuances, SA Unipersonal 5.805% 2016 (1) (2)	17,900	18,215.36
Other securities		683,054	13.33
		772,371	15.07

Telecommunication services - 1.73%
SBC Communications Inc. 6.25% 2011	34,250	35,157
BellSouth Corp. 4.20% 2009	12,000	11,762.92
Other securities		41,503.81
		88,422	1.73

Industrials - 1.55%
Other securities		79,371	1.55

Consumer staples - 1.32%
Costco Wholesale Corp. 5.30% 2012	20,700	20,894.41
Other securities		46,773.91
		67,667	1.32

Utilities - 1.20%
Other securities		61,148	1.20

Consumer discretionary - 1.14%
Other securities		58,470	1.14

Other corporate bonds & notes - 2.13%
Other securities		109,570	2.13

Total corporate bonds & notes (cost: $1,253,258,000)		1,237,019	24.14

Collateralized mortgage-backed obligations (privately originated) (3) - 14.10%
Countrywide Alternative Loan Trust:
Series 2006-16CB, Class A-2, 6.00% 2036	21,316	21,380
Series 2007-12T1, Class A-5, 6.00% 2037	23,000	21,863
Series 2007-HY4, Class 3-A-1, 5.886% 2047 (2)	42,956	42,432
5.00%-6.005% 2020-2036 (2) (4)	70,303	69,579	3.03
Wells Fargo Mortgage-backed Securities Trust:
Series 2005-13, Class A-1, 5.00% 2020	21,085	20,438
Series 2003-3, Class II-A-1, 5.25% 2033	21,728	21,328
4.50%-5.66% 2018-2036 (2)	26,209	25,387	1.31
CS First Boston Mortgage Securities Corp. 0%-7.50% 2032-2037 (1) (2) (4)	72,984	65,100	1.27
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.847% 2036 (2)	25,200	24,591.48
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037 (4)	19,430	19,329.38
CHL Mortgage Pass-Through Trust, Series 2003-50, Class A-1, 5.00% 2018	19,306	18,712.36
Other securities		372,504	7.27
		722,643	14.10

Federal agency mortgage-backed obligations (3) - 12.60%
Fannie Mae:
7.00% 2037	21,167	21,777
7.00% 2037	22,394	23,026
6.50% 2047	19,424	19,484
Series 2006-43, Class PX, 6.00% 2036	27,210	27,527
0%-13.50% 2008-2047 (2) (4)	321,988	314,815	7.93
Freddie Mac:
6.012% 2037 (2)	18,320	18,438
6.00% 2037	80,750	80,662
0%-11.527% 2008-2037 (2)	143,542	138,484	4.64
Other securities		1,420.03
		645,633	12.60

Federal agency bonds & notes - 12.47%
Freddie Mac:
5.75% 2009	36,250	36,769
4.125% 2009	30,000	29,613
6.625% 2009	80,750	83,721
5.875% 2011	50,000	51,589
5.25% 2011	78,140	79,500
4.125%-5.75% 2010-2016	17,000	16,836	5.81
Fannie Mae:
5.25% 2007	26,500	26,524
4.00% 2008	30,000	29,806
6.00% 2011	35,000	36,462
5.25% 2012	56,000	56,638
6.125%-6.625% 2007-2012	29,150	30,259	3.51
Federal Home Loan Bank:
3.375% 2007	65,000	64,919
3.375% 2008	36,280	36,049
5.625% 2016	24,250	24,859
5.04% 2008 (2)	5,365	5,366	2.56
Other securities		30,469.59
		639,379	12.47

Asset-backed obligations (3) - 11.71%
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011 (1)	22,750	22,181.43
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	18,500	18,202.35
Other securities		560,039	10.93
		600,422	11.71

U.S. Treasury bonds & notes - 10.37%
U.S. Treasury:
5.50% 2009 (5)	24,250	24,760
3.625% 2009	24,775	24,520
6.00% 2009	26,100	26,971
4.00% 2010	60,575	60,296
4.25% 2011	102,250	102,434
4.875% 2011	82,775	84,670
4.50% 2011	38,000	38,365
3.625% 2013	49,065	47,409
4.25% 2013	42,500	42,374
0%-4.875% 2007-2037 (4) (6)	87,822	79,906	10.37
		531,705	10.37

Commercial mortgage-backed securities (3) - 8.48%
J.P. Morgan Chase Commercial Mortgage Securities Corp. 3.972%-5.494% 2034-2046 (2)	55,850	54,521	1.06
CS First Boston Mortgage Securities Corp. 3.808%-8.086% 2035-2041 (2)	51,970	51,640	1.01
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	18,500	18,979.37
Other securities		309,720	6.04
		434,860	8.48

Non-U.S. government agency bonds & notes - 0.42%
Corporación Andina de Fomento 6.875% 2012	20,000	21,323.42

Municipals - 0.09%
Other securities		4,408.09

Total bonds & notes (cost: $4,870,663,000)		4,837,392	94.38

		Market	Percent
		value	of net
Preferred securities - 0.80%		(000)	assets

Other - 0.80%
Other securities		40,814.80

Total preferred securities (cost: $43,035,000)		40,814.80

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 4.97%	(000)	(000)	assets

Procter & Gamble Co. 5.22% due 9/17/2007 (1)	$ 31,000	30,924
Procter & Gamble International Funding S.C.A. 5.21% due 10/29/2007 (1) (5)	9,300	9,218.78
AT&T Inc. 5.26% due 9/27/2007 (1)	32,300	32,172.63
Private Export Funding Corp. 5.21% due 10/26/2007 (1) (5)	32,000	31,742.62
Three Pillars Funding, LLC 5.32% due 9/4/2007 (1)	30,714	30,696.60
Colgate-Palmolive Co. 5.20% due 9/13/2007 (1)	30,000	29,944.58
Federal Home Loan Bank 5.12% due 10/5/2007	12,500	12,438.24
Other securities		77,901	1.52

Total short-term securities (cost: $255,037,000)		255,035	4.97

Total investment securities (cost: $5,168,735,000)		5,133,241	100.15
Other assets less liabilities		(7,714)	(.15)

Net assets		$5,125,527	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $1,019,570,000, which represented 19.89% of the net assets of the fund.

(2) Coupon rate may change periodically.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $298,910,000.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(6) Index-linked bond whose principal amount moves with a government retail price index.

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $5,168,735)		$5,133,241
Cash		255
Receivables for:
Sales of investments	$30,827
Sales of fund's shares	8,795
Interest	43,598	83,220
		5,216,716
Liabilities:
Payables for:
Purchases of investments	74,079
Repurchases of fund's shares	10,485
Dividends on fund's shares	1,144
Investment advisory services	1,147
Services provided by affiliates	4,029
Deferred trustees' compensation	170
Other	135	91,189
Net assets at August 31, 2007		$5,125,527

Net assets consist of:
Capital paid in on shares of beneficial interest		$5,241,054
Undistributed net investment income		1,713
Accumulated net realized loss		(81,746)
Net unrealized depreciation		(35,494)
Net assets at August 31, 2007		$5,125,527

Shares of beneficial interest issued and outstanding - unlimited shares authorized (382,555 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$3,538,676	264,117	$13.40
Class B	226,399	16,898	13.40
Class C	261,731	19,535	13.40
Class F	482,364	36,002	13.40
Class 529-A	134,975	10,074	13.40
Class 529-B	20,989	1,567	13.40
Class 529-C	69,862	5,214	13.40
Class 529-E	8,112	606	13.40
Class 529-F	24,255	1,810	13.40
Class R-1	5,394	403	13.40
Class R-2	116,795	8,717	13.40
Class R-3	118,545	8,848	13.40
Class R-4	46,843	3,496	13.40
Class R-5	70,587	5,268	13.40
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $13.74 each.

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2007	(dollars in thousands)

Investment income:
Income:
Interest		$254,425

Fees and expenses(*):
Investment advisory services	$14,786
Distribution services	18,180
Transfer agent services	4,416
Administrative services	2,644
Reports to shareholders	267
Registration statement and prospectus	260
Postage, stationery and supplies	491
Trustees' compensation	95
Auditing and legal	105
Custodian	25
State and local taxes	48
Other	59
Total fees and expenses before reimbursements/waivers	41,376
Less reimbursements/waivers of fees and expenses:
Investment advisory services	1,479
Administrative services	170
Total fees and expenses after reimbursements/waivers		39,727
Net investment income		214,698

Net realized loss and unrealized appreciation on investments:
Net realized loss on investments		(7,924)
Net unrealized appreciation on investments		9,179
Net realized loss and unrealized appreciation on investments		1,255

Net increase in net assets resulting from operations		$215,953

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended
	August 31
	2007	2006
Operations:
Net investment income	$214,698	$195,423
Net realized loss on investments	(7,924)	(39,022)
Net unrealized appreciation (depreciation) on investments	9,179	(53,374)
Net increase in net assets resulting from operations	215,953	103,027

Dividends paid or accrued to shareholders from net investment income	(214,398)	(196,646)

Net capital share transactions	44,424	(96,883)

Total increase (decrease) in net assets	45,979	(190,502)

Net assets:
Beginning of year	5,079,548	5,270,050
End of year (including undistributed
net investment income: $1,713 and $1,158, respectively)	$5,125,527	$5,079,548

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization – Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income, consistent with preservation of capital, within certain guidelines for quality and maturity.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Mortgage dollar rolls – The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2.	Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended August 31, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003 and by state tax authorities for tax years before 2002.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2007, the fund reclassified $266,000 from accumulated net realized loss to undistributed net investment income and $11,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$1,244
Capital loss carryforwards*:
Expiring 2008	$(7,139)
Expiring 2009	(1,587)
Expiring 2011	(13,436)
Expiring 2012	(2,039)
Expiring 2014	(11,583)
Expiring 2015	(40,678)	(76,462)
Post-October capital loss deferrals (realized during the period November 1, 2006, through August 31, 2007)†		(5,092)
Gross unrealized appreciation on investment securities		20,330
Gross unrealized depreciation on investment securities		(54,936)
Net unrealized depreciation on investment securities		(34,606)
Cost of investment securities		5,167,847

*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

†These deferrals are considered incurred in the subsequent year.

Ordinary income distributions paid or accrued to shareholders from net investment income were as follows (dollars in thousands):

Share class	Year ended August 31, 2007	Year ended August 31, 2006
Class A	$152,463	$141,829
Class B	8,869	9,118
Class C	10,238	10,630
Class F	19,104	16,411
Class 529-A	5,424	4,198
Class 529-B	752	667
Class 529-C	2,603	2,273
Class 529-E	309	249
Class 529-F	948	609
Class R-1	175	144
Class R-2	4,084	3,190
Class R-3	4,556	3,441
Class R-4	1,791	1,115
Class R-5	3,082	2,772
Total	$214,398	$196,646

3.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $6 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. CRMC is currently waiving 10% of investment advisory services fees. During the year ended August 31, 2007, total investment advisory services fees waived by CRMC were $1,479,000. As a result, the fee shown on the accompanying financial statements of $14,786,000, which was equivalent to an annualized rate of 0.294%, was reduced to $13,307,000, or 0.265% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described on the following page.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended August 31, 2007, the total administrative services fees paid by CRMC were $2,000 and $168,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$9,020	$4,155	Not applicable	Not applicable	Not applicable
Class B	2,417	261	Not applicable	Not applicable	Not applicable
Class C	2,832	Included in administrative services	$383	$80	Not applicable
Class F	1,089		450	100	Not applicable
Class 529-A	271		128	28	$125
Class 529-B	213		22	8	21
Class 529-C	735		75	23	74
Class 529-E	38		8	2	8
Class 529-F	-		21	5	21
Class R-1	49		6	7	Not applicable
Class R-2	846		161	469	Not applicable
Class R-3	567		160	130	Not applicable
Class R-4	103		54	6	Not applicable
Class R-5	Not applicable		66	3	Not applicable
Total	$18,180	$4,416	$1,534	$861	$249

Deferred trustees’ compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $95,000, shown on the accompanying financial statements, includes $64,000 in current fees (either paid in cash or deferred) and a net increase of $31,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

4.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2007
Class A	$865,660	64,528	$135,786	10,115	$(976,988)	(72,823)	$24,458	1,820
Class B	18,452	1,375	7,724	575	(62,938)	(4,690)	(36,762)	(2,740)
Class C	39,673	2,957	8,954	667	(93,629)	(6,978)	(45,002)	(3,354)
Class F	223,115	16,630	16,817	1,253	(203,943)	(15,199)	35,989	2,684
Class 529-A	32,973	2,457	5,401	402	(18,329)	(1,366)	20,045	1,493
Class 529-B	1,112	83	750	56	(2,344)	(175)	(482)	(36)
Class 529-C	7,998	596	2,591	193	(15,956)	(1,190)	(5,367)	(401)
Class 529-E	2,620	195	308	23	(1,912)	(142)	1,016	76
Class 529-F	7,575	565	944	70	(2,068)	(154)	6,451	481
Class R-1	3,103	231	173	13	(2,659)	(198)	617	46
Class R-2	41,506	3,092	4,051	302	(34,238)	(2,554)	11,319	840
Class R-3	51,537	3,841	4,523	337	(42,294)	(3,157)	13,766	1,021
Class R-4	22,319	1,664	1,783	133	(10,301)	(768)	13,801	1,029
Class R-5	15,763	1,175	2,056	153	(13,244)	(987)	4,575	341
Total net increase
(decrease)	$1,333,406	99,389	$191,861	14,292	$(1,480,843)	(110,381)	$44,424	3,300

Year ended August 31, 2006
Class A	$819,076	61,233	$125,949	9,422	$(1,110,396)	(83,025)	$(165,371)	(12,370)
Class B	28,546	2,136	7,897	590	(71,068)	(5,316)	(34,625)	(2,590)
Class C	74,910	5,599	9,151	684	(131,074)	(9,803)	(47,013)	(3,520)
Class F	207,114	15,481	14,555	1,089	(145,626)	(10,901)	76,043	5,669
Class 529-A	29,774	2,225	4,194	314	(16,468)	(1,232)	17,500	1,307
Class 529-B	2,260	169	667	50	(2,487)	(186)	440	33
Class 529-C	18,387	1,374	2,271	170	(13,202)	(988)	7,456	556
Class 529-E	2,112	158	248	19	(1,346)	(101)	1,014	76
Class 529-F	6,764	506	608	46	(1,437)	(108)	5,935	444
Class R-1	2,326	174	141	11	(1,818)	(136)	649	49
Class R-2	40,556	3,031	3,173	238	(29,768)	(2,227)	13,961	1,042
Class R-3	46,721	3,493	3,423	256	(33,379)	(2,496)	16,765	1,253
Class R-4	16,563	1,239	1,111	83	(8,350)	(624)	9,324	698
Class R-5	19,003	1,421	1,631	122	(19,595)	(1,464)	1,039	79
Total net increase
(decrease)	$1,314,112	98,239	$175,019	13,094	$(1,586,014)	(118,607)	$(96,883)	(7,274)

(*) Includes exchanges between share classes of the fund.

5.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,031,390,000 and $3,049,657,000, respectively, during the year ended August 31, 2007.

Financial highlights (1)

		Income from investment operations(2)

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets	(4)
Class A:
Year ended 8/31/2007	$13.39	$.59	$.01	$.60	$(.59)	$13.40	4.55%	$3,539	.70%		.67%		4.39%
Year ended 8/31/2006	13.63	.53	(.24)	.29	(.53)	13.39	2.20	3,513	.71		.68		3.93
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.08	3,745	.70		.69		3.22
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.49	3,768	.70		.70		2.84
Year ended 8/31/2003	13.81	.39	(.02)	.37	(.44)	13.74	2.68	3,981	.70		.70		2.84
Class B:
Year ended 8/31/2007	13.39	.49	.01	.50	(.49)	13.40	3.80	226	1.43		1.40		3.66
Year ended 8/31/2006	13.63	.44	(.24)	.20	(.44)	13.39	1.50	263	1.42		1.39		3.23
Year ended 8/31/2005	13.80	.35	(.16)	.19	(.36)	13.63	1.39	303	1.40		1.38		2.52
Year ended 8/31/2004	13.74	.30	.08	.38	(.32)	13.80	2.78	339	1.39		1.39		2.15
Year ended 8/31/2003	13.81	.29	(.02)	.27	(.34)	13.74	1.96	383	1.40		1.40		2.05
Class C:
Year ended 8/31/2007	13.39	.48	.01	.49	(.48)	13.40	3.75	262	1.49		1.46		3.61
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.44	307	1.47		1.44		3.17
Year ended 8/31/2005	13.80	.34	(.16)	.18	(.35)	13.63	1.32	360	1.47		1.45		2.45
Year ended 8/31/2004	13.74	.29	.08	.37	(.31)	13.80	2.70	383	1.47		1.47		2.07
Year ended 8/31/2003	13.81	.28	(.02)	.26	(.33)	13.74	1.86	434	1.49		1.49		1.93
Class F:
Year ended 8/31/2007	13.39	.59	.01	.60	(.59)	13.40	4.56	482	.69		.66		4.39
Year ended 8/31/2006	13.63	.54	(.24)	.30	(.54)	13.39	2.25	446	.66		.63		3.99
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.08	377	.70		.68		3.23
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.48	304	.70		.70		2.80
Year ended 8/31/2003	13.81	.38	(.02)	.36	(.43)	13.74	2.65	223	.71		.71		2.69
Class 529-A:
Year ended 8/31/2007	13.39	.58	.01	.59	(.58)	13.40	4.49	135	.76		.73		4.33
Year ended 8/31/2006	13.63	.52	(.24)	.28	(.52)	13.39	2.17	115	.75		.72		3.91
Year ended 8/31/2005	13.80	.43	(.16)	.27	(.44)	13.63	2.03	99	.75		.73		3.18
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.49	79	.70		.70		2.81
Year ended 8/31/2003	13.81	.37	(.02)	.35	(.42)	13.74	2.58	55	.76		.76		2.56
Class 529-B:
Year ended 8/31/2007	13.39	.47	.01	.48	(.47)	13.40	3.66	21	1.56		1.53		3.53
Year ended 8/31/2006	13.63	.42	(.24)	.18	(.42)	13.39	1.37	21	1.55		1.52		3.10
Year ended 8/31/2005	13.80	.32	(.16)	.16	(.33)	13.63	1.20	22	1.59		1.57		2.34
Year ended 8/31/2004	13.74	.27	.08	.35	(.29)	13.80	2.58	20	1.59		1.59		1.93
Year ended 8/31/2003	13.81	.26	(.02)	.24	(.31)	13.74	1.77	16	1.59		1.59		1.70
Class 529-C:
Year ended 8/31/2007	13.39	.47	.01	.48	(.47)	13.40	3.67	70	1.56		1.53		3.54
Year ended 8/31/2006	13.63	.42	(.24)	.18	(.42)	13.39	1.38	75	1.53		1.51		3.12
Year ended 8/31/2005	13.80	.32	(.16)	.16	(.33)	13.63	1.21	69	1.57		1.55		2.36
Year ended 8/31/2004	13.74	.27	.08	.35	(.29)	13.80	2.59	55	1.58		1.58		1.94
Year ended 8/31/2003	13.81	.26	(.02)	.24	(.31)	13.74	1.78	40	1.58		1.58		1.74
Class 529-E:
Year ended 8/31/2007	13.39	.54	.01	.55	(.54)	13.40	4.19	8	1.05		1.02		4.05
Year ended 8/31/2006	13.63	.49	(.24)	.25	(.49)	13.39	1.89	7	1.02		1.00		3.63
Year ended 8/31/2005	13.80	.39	(.16)	.23	(.40)	13.63	1.73	6	1.06		1.04		2.88
Year ended 8/31/2004	13.74	.34	.08	.42	(.36)	13.80	3.11	5	1.06		1.06		2.44
Year ended 8/31/2003	13.81	.34	(.02)	.32	(.39)	13.74	2.30	3	1.06		1.06		2.28
Class 529-F:
Year ended 8/31/2007	$13.39	$.61	$.01	$.62	$(.61)	$13.40	4.71%	$24	.55%		.52%		4.55%
Year ended 8/31/2006	13.63	.55	(.24)	.31	(.55)	13.39	2.39	18	.52		.50		4.15
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.05	12	.72		.70		3.22
Year ended 8/31/2004	13.74	.38	.08	.46	(.40)	13.80	3.37	7	.81		.81		2.67
Period from 9/16/2002 to 8/31/2003	13.86	.30	(.02)	.28	(.40)	13.74	2.00	3	.81	(5)	.81	(5)	2.23	(5)
Class R-1:
Year ended 8/31/2007	13.39	.48	.01	.49	(.48)	13.40	3.69	5	1.58		1.51		3.55
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.43	5	1.58		1.46		3.17
Year ended 8/31/2005	13.80	.34	(.16)	.18	(.35)	13.63	1.30	4	1.59		1.47		2.46
Year ended 8/31/2004	13.74	.29	.08	.37	(.31)	13.80	2.68	3	1.62		1.48		2.03
Year ended 8/31/2003	13.81	.28	(.02)	.26	(.33)	13.74	1.87	2	1.85		1.48		1.61
Class R-2:
Year ended 8/31/2007	13.39	.49	.01	.50	(.49)	13.40	3.76	117	1.62		1.45		3.62
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.45	106	1.77		1.44		3.19
Year ended 8/31/2005	13.80	.34	(.16)	.18	(.35)	13.63	1.34	93	1.80		1.43		2.49
Year ended 8/31/2004	13.74	.29	.08	.37	(.31)	13.80	2.72	71	1.89		1.45		2.05
Year ended 8/31/2003	13.81	.28	(.02)	.26	(.33)	13.74	1.90	40	1.99		1.44		1.55
Class R-3:
Year ended 8/31/2007	13.39	.54	.01	.55	(.54)	13.40	4.17	119	1.07		1.04		4.02
Year ended 8/31/2006	13.63	.48	(.24)	.24	(.48)	13.39	1.83	105	1.09		1.05		3.57
Year ended 8/31/2005	13.80	.39	(.16)	.23	(.40)	13.63	1.72	90	1.09		1.05		2.87
Year ended 8/31/2004	13.74	.34	.08	.42	(.36)	13.80	3.11	63	1.10		1.07		2.43
Year ended 8/31/2003	13.81	.33	(.02)	.31	(.38)	13.74	2.29	37	1.13		1.06		1.99
Class R-4:
Year ended 8/31/2007	13.39	.59	.01	.60	(.59)	13.40	4.53	47	.71		.68		4.39
Year ended 8/31/2006	13.63	.53	(.24)	.29	(.53)	13.39	2.20	33	.71		.68		3.96
Year ended 8/31/2005	13.80	.44	(.16)	.28	(.45)	13.63	2.08	24	.71		.69		3.25
Year ended 8/31/2004	13.74	.39	.08	.47	(.41)	13.80	3.47	13	.71		.71		2.74
Year ended 8/31/2003	13.81	.38	(.02)	.36	(.43)	13.74	2.64	5	.73		.71		2.55
Class R-5:
Year ended 8/31/2007	13.39	.63	.01	.64	(.63)	13.40	4.84	71	.42		.39		4.67
Year ended 8/31/2006	13.63	.57	(.24)	.33	(.57)	13.39	2.51	66	.41		.38		4.24
Year ended 8/31/2005	13.80	.48	(.16)	.32	(.49)	13.63	2.40	66	.39		.37		3.53
Year ended 8/31/2004	13.74	.44	.08	.52	(.46)	13.80	3.81	65	.39		.39		3.11
Year ended 8/31/2003	13.81	.43	(.02)	.41	(.48)	13.74	2.97	45	.40		.40		3.10

	Year ended August 31
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	63%	71%	76%	68%	65%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the periods shown,
CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.
(5) Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Intermediate Bond Fund of America (the “Fund”) as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 11, 2007

Expense example
                                                                              unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2007, through August 31, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2007	Ending account value 8/31/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,014.55	$3.35	.66%
Class A -- assumed 5% return	1,000.00	1,021.88	3.36	.66
Class B -- actual return	1,000.00	1,010.89	7.05	1.39
Class B -- assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class C -- actual return	1,000.00	1,010.57	7.40	1.46
Class C -- assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class F -- actual return	1,000.00	1,014.55	3.40	.67
Class F -- assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 529-A -- actual return	1,000.00	1,014.17	3.76	.74
Class 529-A -- assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 529-B -- actual return	1,000.00	1,010.18	7.75	1.53
Class 529-B -- assumed 5% return	1,000.00	1,017.49	7.78	1.53
Class 529-C -- actual return	1,000.00	1,010.18	7.75	1.53
Class 529-C -- assumed 5% return	1,000.00	1,017.49	7.78	1.53
Class 529-E -- actual return	1,000.00	1,012.75	5.23	1.03
Class 529-E -- assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class 529-F -- actual return	1,000.00	1,015.27	2.64	.52
Class 529-F -- assumed 5% return	1,000.00	1,022.58	2.65	.52
Class R-1 -- actual return	1,000.00	1,010.17	7.80	1.54
Class R-1 -- assumed 5% return	1,000.00	1,017.44	7.83	1.54
Class R-2 -- actual return	1,000.00	1,010.61	7.30	1.44
Class R-2 -- assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class R-3 -- actual return	1,000.00	1,012.77	5.17	1.02
Class R-3 -- assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class R-4 -- actual return	1,000.00	1,014.45	3.45	.68
Class R-4 -- assumed 5% return	1,000.00	1,021.78	3.47	.68
Class R-5 -- actual return	1,000.00	1,015.94	1.98	.39
Class R-5 -- assumed 5% return	1,000.00	1,023.24	1.99	.39

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Tax information
                                                                                                                   unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2007:

U.S. government income that may be exempt from state taxation	$35,047,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Class B, Class C, Class F and Class 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2007 (the most recent calendar quarter end):

	1 year	5 years	Life of class
Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–1.21%	+1.84%	+4.12%
Not reflecting CDSC	+3.79%	+2.19%	+4.12%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+2.74%	+2.12%	+3.00%
Not reflecting CDSC	+3.74%	+2.12%	+3.00%

Class F shares*— first sold 3/19/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+4.55%	+2.91%	+3.79%

Class 529-A shares†— first sold 2/19/02
Reflecting 2.50% maximum sales charge	+1.90%	+2.34%	+2.99%
Not reflecting maximum sales charge	+4.48%	+2.86%	+3.46%

Class 529-B shares†— first sold 2/26/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold
within six years of purchase	–1.34%	+1.67%	+2.48%
Not reflecting CDSC	+3.66%	+2.02%	+2.64%

Class 529-C shares†— first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+2.67%	+2.04%	+2.64%
Not reflecting CDSC	+3.67%	+2.04%	+2.64%

Class 529-E shares*†— first sold 3/15/02	+4.19%	+2.55%	+3.36%

Class 529-F shares*†— first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+4.70%	+2.92%	+3.02%

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 21 and 22 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees

	Year first
	elected a
	trustee of
Name and age	the fund¹	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 73		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 74	1987	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

James G. Ellis, 60	2006	Vice Provost, Globalization, University of Southern California; Dean and Professor, Marshall School of Business, University of Southern California

Martin Fenton, 72	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and		communities)
Non-Executive)

Leonard R. Fuller, 61	1994	President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 61	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD

Richard G. Newman, 72	1991	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 64	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

Steadman Upham, Ph.D., 58	2007	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Ambassador	15	Carnival Corporation
Richard G. Capen, Jr., 73

H. Frederick Christie, 74	21	AECOM Technology Corporation; Ducommun Incorporated; IHOP Corporation; Southwest Water Company

James G. Ellis, 60	12	Genius Products; Professional Business Bank

Martin Fenton, 72
Chairman of the Board
(Independent and
Non-Executive)	18	None

Leonard R. Fuller, 61	16	None

R. Clark Hooper, 61	18	JPMorgan Value Opportunities Fund; The Swiss Helvetia Fund Inc.

Richard G. Newman, 72	14	Sempra Energy; Southwest Water Company

Frank M. Sanchez, 64	13	None

Steadman Upham, Ph.D., 58	14	None

Diane C. Creel resigned from the board in September 2007. The trustees thank Ms. Creel for her service and dedication to the fund.

The statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

Please see page 28 for footnotes.

“Interested” trustees[4]

Name, age and position with fund	Year first elected a trustee or officer of the fund¹	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Abner D. Goldstine, 77	1987	Senior Vice President — Fixed Income, Capital
Vice Chairman of the Board		Research and Management Company; Director, Capital Research and Management Company

Paul G. Haaga, Jr., 58	1987	Vice Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

John H. Smet, 51	1993	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director, American Funds Distributors, Inc.[5]

“Interested” trustees[4]

	Number of
	portfolios in
	fund complex[2]
Name, age and	overseen by
position with fund	trustee	Other directorships[3] held by trustee

Abner D. Goldstine, 77	13	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 58	14	None
Vice Chairman of the Board

John H. Smet, 51	2	None
President

Other officers

Name, age and position with fund	Year first elected an officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

David A. Hoag, 42	2004	Senior Vice President — Fixed Income, Capital
Vice President		Research and Management Company

Thomas H. Hogh, 44	2004	Senior Vice President — Fixed Income, Capital
Vice President		Research Company[5]

Kristine M. Nishiyama, 37	2003	Vice President and Senior Counsel — Fund Business
Vice President		Management Group, Capital Research and Management Company; Vice President and Counsel — Capital Bank and Trust Company[5]

Kimberly S. Verdick, 43	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Ari M. Vinocor, 33	2007	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 32	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Sharon G. Moseley, 39	2002	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Trustees and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete August 31, 2007, portfolio of Intermediate Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Intermediate Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Intermediate Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
>	Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds  Capital Research and Management  Capital International  Capital Guardian  Capital Bank and Trust

Lit. No. MFGEAR-923-1007P

Litho in USA KBDA/LPT/8059-S10037

Printed on recycled paper

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Frank M. Sanchez, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$72,000
2007	$76,000

b) Audit-Related Fees:
2006	$2,000
2007	$2,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$6,000
2007	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2006	$415,000
2007	$1,011,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$6,000
2007	$5,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2006	$9,000
2007	None
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $722,000 for fiscal year 2006 and $1,294,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

Intermediate Bond Fund of America®
Investment portfolio

August 31, 2007

Bonds & notes — 94.38%	Principal amount (000)	Market value (000)

CORPORATE BONDS & NOTES — 24.14%
Financials — 15.07%
Citigroup Inc. 4.20% 2007	$27,000	$26,880
Citigroup Inc. 5.40% 2008[1]	2,500	2,502
Citigroup Inc. 4.125% 2010	13,150	12,846
Citigroup Inc. 4.625% 2010	3,000	2,969
Citigroup Inc. 5.50% 2012	5,000	5,008
Washington Mutual Bank, FA 6.875% 2011	11,750	11,947
Washington Mutual, Inc. 5.00% 2012	1,200	1,147
Washington Mutual Bank, FA 5.50% 2013	3,000	2,899
Washington Mutual, Inc. 5.95% 2013	8,000	7,890
Washington Mutual Bank, FA 5.65% 2014	700	660
Washington Mutual Bank, FA, Series 16, 5.125% 2015	5,000	4,549
Washington Mutual Preferred Funding II Ltd. 6.665% (undated)[1,2]	6,500	5,695
Washington Mutual Preferred Funding III Ltd. 6.895% (undated)[1,2,3]	7,000	6,497
PRICOA Global Funding I, Series 2003-2, 3.90% 2008[2]	10,000	9,812
PRICOA Global Funding I, Series 2004-4, 4.35% 2008[2]	3,000	2,960
Prudential Funding, LLC, Series B, 6.60% 2008[2]	10,795	10,839
PRICOA Global Funding I 4.20% 2010[2]	10,000	9,819
PRICOA Global Funding I 5.30% 2013[2]	5,000	5,033
Hartford Financial Services Group, Inc. 4.70% 2007	4,000	4,000
Hartford Financial Services Group, Inc. 5.55% 2008	5,805	5,806
Hartford Financial Services Group, Inc. 5.25% 2011	6,600	6,654
Hartford Life Insurance Co. 5.46% 2012[1]	2,500	2,503
Glen Meadow Pass Through Trust 6.505% 2067[1,2,3]	13,750	13,234
Monumental Global Funding II, Series 2004-B, 3.90% 2009[2]	5,000	4,911
Monumental Global Funding II, Series 2004-F, 4.375% 2009[2]	2,000	1,979
Monumental Global Funding II, Series 2006-A, 5.42% 2009[1,2]	2,000	2,003
Monumental Global Funding II, Series 2005-B, 4.625% 2010[2]	2,500	2,486
Monumental Global Funding III 5.25% 2014[2]	8,000	8,079
Monumental Global Funding III 5.56% 2014[1,2]	11,850	11,782
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[2]	21,385	20,710
Westfield Group 5.40% 2012[2]	10,000	9,863
ASIF Global Financing XVIII 3.85% 2007[2]	8,000	7,963
International Lease Finance Corp. 4.50% 2008	3,000	2,971
International Lease Finance Corp. 4.75% 2009	5,000	4,919
American International Group, Inc. 4.70% 2010	3,000	2,975
International Lease Finance Corp. 5.00% 2010	3,280	3,255
American International Group, Inc. 5.375% 2011	2,000	2,009
ILFC E-Capital Trust I 5.90% 2065[1,2]	2,000	1,969
ILFC E-Capital Trust II 6.25% 2065[1,2]	2,000	1,941
Santander Issuances, SA Unipersonal 5.72% 2016[1,2]	3,000	2,979
Santander Issuances, SA Unipersonal 5.805% 2016[1,2]	17,900	18,215
Abbey National PLC 6.70% (undated)[1]	3,022	3,056
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)[1,2]	23,462	23,512
Wells Fargo & Co. 4.125% 2008	7,000	6,937
Wells Fargo & Co. 4.20% 2010	7,500	7,338
Wells Fargo Bank, National Assn. 4.75% 2015	6,500	6,199
PNC Funding Corp. 5.125% 2010	4,000	3,992
PNC Funding Corp., Series II, 6.113% (undated)[1,2]	16,300	15,600
Bank One Corp. 2.625% 2008	6,000	5,861
J.P. Morgan Chase & Co. 3.50% 2009	5,000	4,906
JPMorgan Chase & Co. 5.60% 2011	3,000	3,029
J.P. Morgan Chase & Co. 6.75% 2011	5,000	5,219
Kimco Realty Corp., Series C, 3.95% 2008	3,000	2,954
Kimco Realty Corp., Series C, 4.82% 2014	795	757
Kimco Realty Corp., Series C, 4.904% 2015	7,500	7,104
Kimco Realty Corp., Series C, 5.783% 2016	4,500	4,419
Kimco Realty Corp. 5.70% 2017	3,500	3,407
UniCredito Italiano SpA 5.584% 2017[1,2]	17,750	17,963
XL Capital Finance (Europe) PLC 6.50% 2012	3,600	3,745
XL Capital Ltd. 5.25% 2014	4,000	3,832
Twin Reefs Asset Trust (XLFA), Series B, 6.35% (undated)[1,2]	9,700	9,730
ORIX Corp. 5.48% 2011	16,750	16,896
US Bank National Assn. 4.40% 2008	17,000	16,817
American Express Co. 4.75% 2009	5,000	5,001
American Express Credit Corp., Series B, 5.00% 2010	7,000	7,031
American Express Co. 6.15% 2017	4,555	4,589
Lincoln National Corp. 6.50% 2008	8,385	8,415
Lincoln National Corp. 5.65% 2012	7,500	7,524
Metropolitan Life Global Funding I, Series 2004-10, 3.375% 2007[2]	12,000	11,971
Metropolitan Life Global Funding I, Series 2004-7, 4.25% 2009[2]	4,000	3,959
National Westminster Bank PLC 7.375% 2009	5,000	5,259
National Westminster Bank PLC 7.75% (undated)[1]	9,795	9,823
American Honda Finance Corp. 5.125% 2010[2]	13,000	13,144
Lehman Brothers Holdings Inc. 6.50% 2017	6,500	6,411
Lehman Brothers Holdings Capital Trust VII 5.857% (undated)[1]	7,000	6,435
SLM Corp., Series A, 3.625% 2008	5,000	4,926
SLM Corp., Series A, 3.95% 2008	3,000	2,927
SLM Corp., Series A, 3.89% 2009[1]	5,000	4,640
ReliaStar Financial Corp. 6.50% 2008	4,000	4,035
ING Security Life Institutional Funding 4.25% 2010[2]	3,000	2,960
ING Bank NV 5.125% 2015[2]	5,400	5,289
New York Life Global Funding 3.875% 2009[2]	6,750	6,635
New York Life Global Funding 4.625% 2010[2]	5,000	5,001
Principal Life Global Funding I 4.40% 2010[2]	9,000	8,835
Principal Life Income Fundings Trust, Series 2005-34, 5.20% 2010	2,000	2,043
Protective Life Insurance Co., Series 2004-D, 4.00% 2009	3,000	2,951
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	7,750	7,763
Household Finance Corp. 6.40% 2008	10,000	10,051
Simon Property Group, LP 5.00% 2012	1,000	972
Simon Property Group, LP 5.75% 2012	8,000	8,004
HBOS Treasury Services PLC 5.25% 2017[2]	800	798
HBOS PLC 5.375% (undated)[1,2]	7,657	7,350
Genworth Financial, Inc. 4.75% 2009	5,000	4,942
Genworth Global Funding Trust, Series 2007-C, 5.25% 2012	2,000	1,999
Genworth Global Funding Trust, Series 2007-B, 5.698% 2012[1]	1,000	988
Berkshire Hathaway Finance Corp. 4.125% 2010	8,000	7,905
ERP Operating LP 6.95% 2011	1,877	1,961
ERP Operating LP 6.625% 2012	2,000	2,074
ERP Operating LP 5.25% 2014	4,000	3,851
Skandinaviska Enskilda Banken AB 6.875% 2009	1,000	1,029
Skandinaviska Enskilda Banken AB 5.471% (undated)[1,2]	7,000	6,568
Banco Bilbao Vizcaya Argentaria, SA 5.75% 2017[2]	6,600	6,765
BBVA International SA Unipersonal 5.919% (undated)[1,2]	700	629
Bank of America Corp. 5.36% 2008[1]	250	250
Bank of America Corp. 4.50% 2010	7,000	6,869
Wachovia Corp. 5.625% 2016	7,000	6,906
Resona Bank, Ltd. 5.85% (undated)[1,2]	7,000	6,651
Countrywide Home Loans, Inc., Series L, 4.00% 2011[4]	4,000	3,583
Countrywide Financial Corp., Series B, 5.80% 2012[1]	2,000	1,807
Countrywide Financial Corp., Series B, 5.80% 2012	500	470
Principal Life Insurance Co. 3.20% 2009	6,000	5,841
Union Bank of California, NA 5.95% 2016	5,750	5,821
Barclays Bank PLC 5.926% (undated)[1,2]	5,958	5,655
Merrill Lynch & Co., Inc., Series C, 6.05% 2012	5,000	5,091
ACE INA Holdings Inc. 5.875% 2014	5,000	5,044
Goldman Sachs Group, Inc. 6.25% 2017	5,000	5,016
Toyota Motor Credit Corp., Series B, 5.25% 2008	5,000	4,991
Korea Development Bank 4.625% 2010	5,000	4,925
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative preferred (undated)[1,2]	5,000	4,828
Standard Chartered PLC 6.409% (undated)[1,2]	5,000	4,631
CIT Group Inc. 5.65% 2017	4,500	3,944
BNP Paribas 5.125% 2015[2]	4,075	3,927
Residential Capital, LLC 7.50% 2012	5,000	3,803
Brandywine Operating Partnership, LP 5.75% 2012	65	65
Brandywine Operating Partnership, LP 5.40% 2014	935	897
Brandywine Operating Partnership, LP 5.70% 2017	3,000	2,828
Capmark Financial Group, Inc. 5.875% 2012[2]	4,000	3,546
Ambac Financial Group, Inc. 6.15% 2087[1]	3,080	2,364
St. Paul Travelers Companies, Inc. 6.25% 2016	2,250	2,322
Allstate Life Global Funding 4.25% 2010	2,000	1,975
North Front Pass Through Trust 5.81% 2024[1,2]	2,000	1,953
Financial Security Assurance Holdings Ltd. 6.40% 2066[1,2]	2,000	1,706
Assured Guaranty US Holdings Inc., Series A, 6.40% 2066[1]	1,500	1,437
QBE Capital Funding II LP 6.797% (undated)[1,2]	1,360	1,289
Nationwide Financial Services, Inc. 6.75% 2067[1]	1,390	1,234
AXA SA 6.379% (undated)[1,2]	905	818
		772,371

Telecommunication services — 1.73%
BellSouth Corp. 4.20% 2009	12,000	11,762
SBC Communications Inc. 6.25% 2011	34,250	35,157
France Télécom 7.75% 2011[1]	12,500	13,387
Vodafone Group PLC 7.75% 2010	9,525	10,041
Singapore Telecommunications Ltd. 6.375% 2011[2]	7,000	7,321
Verizon Global Funding Corp. 7.375% 2012	5,000	5,428
Deutsche Telekom International Finance BV 8.00% 2010[1]	5,000	5,326
		88,422

Industrials — 1.55%
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[2,4]	15,957	16,622
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[2,4]	2,047	2,184
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[4]	13,860	14,215
Caterpillar Inc. 4.50% 2009	11,750	11,666
John Deere Capital Corp., Series D, 4.375% 2008	11,500	11,424
Continental Airlines, Inc., Series 2006-1, Class G, FGIC insured, 5.71% 2015[1,3,4]	10,000	9,600
USG Corp. 6.30% 2016	5,000	4,813
Atlas Copco AB 5.60% 2017[2]	4,000	3,965
General Electric Co. 5.00% 2013	2,000	1,976
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 1996-B, 6.96% 2009[4]	1,883	1,910
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[2,4]	986	996
		79,371

Consumer staples — 1.32%
Diageo Capital PLC 3.50% 2007	12,000	11,941
Diageo Capital PLC 4.375% 2010	10,500	10,344
Costco Wholesale Corp. 5.30% 2012	20,700	20,894
Wal-Mart Stores, Inc. 4.125% 2010	13,000	12,693
Wal-Mart Stores, Inc. 4.75% 2010	7,500	7,450
CVS Corp. 6.117% 2013[2,4]	1,641	1,699
CVS Corp. 6.036% 2028[2,4]	2,705	2,646
		67,667

Utilities — 1.20%
National Grid PLC 6.30% 2016	10,990	11,277
PSEG Power LLC, Series B, 5.125% 2012	8,343	8,322
Ohio Power Co., Series J, 5.30% 2010	8,000	8,026
Scottish Power PLC 4.91% 2010	4,000	3,979
Scottish Power PLC 5.375% 2015	4,000	3,941
Duke Energy Corp., First and Refunding Mortgage Bonds, Series A, 3.75% 2008	5,000	4,961
Duke Energy Corp., First and Refunding Mortgage Bonds, 4.50% 2010	2,250	2,224
Georgia Power Co., Series V, 4.10% 2009	7,000	6,872
Pacificorp Australia LLC, AMBAC insured, 6.15% 2008[2]	6,000	6,029
Chilquinta Energia Finance Co. LLC, MBIA insured, 6.47% 2008[2]	3,500	3,527
Commonwealth Edison Co., First Mortgage Bonds, Series 105, 5.40% 2011	2,000	1,990
		61,148

Consumer discretionary — 1.14%
Federated Department Stores, Inc. 6.625% 2008	2,000	2,011
Federated Retail Holdings, Inc. 5.35% 2012	11,025	10,914
Kohl’s Corp. 6.30% 2011	3,000	3,117
Kohl’s Corp. 7.375% 2011	4,175	4,509
Gannett Co., Inc. 4.125% 2008	7,000	6,914
J.C. Penney Corp., Inc. 5.75% 2018	6,500	6,289
Lowe’s Companies, Inc. 8.25% 2010	5,000	5,416
Carnival Corp. 6.15% 2008	5,401	5,407
Time Warner Cable Inc. 5.40% 2012[2]	5,000	4,947
Home Depot, Inc. 5.485% 2009[1]	1,500	1,482
Home Depot, Inc. 5.20% 2011	3,000	2,966
Comcast Corp. 6.30% 2017	2,750	2,783
Target Corp. 5.375% 2009	1,700	1,715
		58,470

Energy — 0.96%
TransCanada PipeLines Ltd. 6.35% 2067[1]	15,970	15,335
Kinder Morgan Energy Partners LP 5.00% 2013	5,000	4,744
Kinder Morgan Energy Partners LP 5.125% 2014	5,000	4,731
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 2010[2,4]	5,667	5,632
Apache Corp. 5.625% 2017	4,800	4,782
Qatar Petroleum 5.579% 2011[2,4]	4,445	4,498
Gaz Capital SA 6.51% 2022[2]	4,345	4,210
Sunoco, Inc. 5.75% 2017	3,000	2,967
Enbridge Inc. 5.60% 2017	2,500	2,428
		49,327

Information technology — 0.61%
Cisco Systems, Inc. 5.25% 2011	12,750	12,840
National Semiconductor Corp. 6.15% 2012	6,500	6,624
National Semiconductor Corp. 6.60% 2017	5,000	5,143
Western Union Co. 5.40% 2011	6,750	6,748
		31,355

Health care — 0.43%
UnitedHealth Group Inc. 3.75% 2009	7,000	6,872
UnitedHealth Group Inc. 6.00% 2017[2]	5,750	5,884
Amgen Inc. 4.00% 2009	7,000	6,844
Hospira, Inc. 5.55% 2012	2,500	2,495
		22,095

MATERIALS — 0.13%
C10 Capital (SPV) Ltd. 6.722% (undated)[1,2]	7,000	6,793

Total corporate bonds & notes (cost: $1,253,258,000)		1,237,019

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED)[4]— 14.10%
Countrywide Alternative Loan Trust, Series 2005-J8, Class 2-A-1, 5.00% 2020	5,470	5,301
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	15,145	15,075
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	10,861	10,964
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1-A-7, 5.50% 2035	4,969	4,951
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035[3]	5,112	4,811
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	3,215	3,200
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	6,873	6,763
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 6-A-1, 6.00% 2035	2,990	2,943
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 6.005% 2035[1,3]	3,451	3,444
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036	5,975	5,913
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	21,316	21,380
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A-1, 6.00% 2036	6,242	6,214
Countrywide Alternative Loan Trust, Series 2007-12T1, Class A-5, 6.00% 2037	23,000	21,863
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.886% 2047[1]	42,956	42,432
Wells Fargo Mortgage-backed Securities Trust, Series 2003-10, Class A-1, 4.50% 2018	6,551	6,239
Wells Fargo Mortgage-backed Securities Trust, Series 2004-2, Class A-1, 5.00% 2019	3,693	3,580
Wells Fargo Mortgage-backed Securities Trust, Series 2005-13, Class A-1, 5.00% 2020	21,085	20,438
Wells Fargo Mortgage-backed Securities Trust, Series 2003-M, Class A-1, 4.705% 2033[1]	5,750	5,527
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	21,728	21,328
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.66% 2036[1]	10,215	10,041
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	987	991
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	712	716
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	1,086	1,086
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	2,063	2,106
CS First Boston Mortgage Securities Corp., Series 2005-1, Class I-A-27, 5.50% 2035	13,979	13,788
CS First Boston Mortgage Securities Corp., Series 2005-6, Class VI-A-1, 6.00% 2035	4,832	4,755
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[2,3]	21,503	14,197
CS First Boston Mortgage Securities Corp., Series 2006-2, Class 5-A-6, 6.00% 2036	9,976	9,931
CS First Boston Mortgage Securities Corp., Series 2007-2, Class 3-A-4, 5.50% 2037	4,500	4,238
CS First Boston Mortgage Securities Corp., Series 2007-3, Class 1-A-1A, 5.837% 2037[1]	4,386	4,378
CS First Boston Mortgage Securities Corp., Series 2007-5, Class 1-A-9, 7.00% 2037[3]	8,960	8,914
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018	16,292	15,794
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034[3]	4,574	4,428
Residential Accredit Loans, Inc., Series 2004-QS12, Class M-1, 6.00% 2034[3]	1,248	1,021
Residential Accredit Loans, Inc., Series 2005-QS12, Class A-7, 5.50% 2035	10,672	10,633
Residential Accredit Loans, Inc., Series 2005-QS5, Class A-5, 5.75% 2035	7,000	6,746
Residential Accredit Loans, Inc., Series 2007-QS9, Class A-33, 6.50% 2037[3]	7,000	6,913
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2-A-1, 6.50% 2037[3]	15,120	14,870
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037[3]	19,430	19,329
CHL Mortgage Pass-Through Trust, Series 2003-50, Class A-1, 5.00% 2018	19,306	18,712
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-1, 4.251% 2034[1]	2,653	2,590
CHL Mortgage Pass-Through Trust, Series 2007-HY4, Class 1-A-1, 6.108% 2047[1,3]	5,000	5,006
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.847% 2036[1]	25,200	24,591
MASTR Alternative Loan Trust, Series 2004-10, Class 2-A-1, 5.50% 2019	6,129	6,044
MASTR Alternative Loan Trust, Series 2003-2, Class 6-A-1, 6.00% 2033[3]	1,630	1,570
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034[3]	2,060	1,984
MASTR Alternative Loan Trust, Series 2005-1, Class 1-A-1, 5.50% 2035	5,933	5,712
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	2,959	2,848
MASTR Alternative Loan Trust, Series 2005-3, Class 3-A-1, 6.50% 2035[3]	1,944	1,871
Bear Stearns ARM Trust, Series 2003-3, Class II-A-2, 4.051% 2033[1]	1,010	1,002
Bear Stearns ARM Trust, Series 2003-3, Class III-A-1, 5.112% 2033[1]	5,160	5,077
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[1]	6,500	6,304
Bear Stearns ARM Trust, Series 2005-1, Class II-A-2, 4.92% 2035[1]	7,244	7,124
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S10, Class A-2, 5.00% 2018	22	21
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A, 5.50% 2019	4,884	4,859
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR1, Class A-6, 4.474% 2033[1]	938	929
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Class 1-A1, 5.35% 2037[1]	6,438	6,328
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 4-A2, 5.879% 2037[1]	2,996	2,924
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.765% 2045[1]	3,564	3,467
Lehman Mortgage Trust, Series 2005-1, Class 6-A1, 5.00% 2020	2,796	2,710
Lehman Mortgage Trust, Series 2005-2, Class 3-A3, 5.50% 2035	10,561	10,526
Lehman Mortgage Trust, Series 2007-8, Class 3-A1, 7.25% 2037[3]	5,000	5,038
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	5,589	5,561
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	6,945	6,890
First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4, Class I-A-10, 6.25% 2037	4,874	4,911
Washington Mutual Mortgage, WMALT Series 2005-AR1, Class A-1-A, 5.765% 2035[1,3]	7,130	6,919
Washington Mutual Mortgage, WMALT Series 2006-1, Class 4-CB, 6.50% 2036	9,825	9,824
Banc of America Mortgage Securities Trust, Series 2003-10, Class 5-A-1, 4.50% 2018	7,432	7,077
Banc of America Mortgage Securities Trust, Series 2004-7, Class 4-A-1, 5.00% 2019	9,083	8,816
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.939% 2036[1]	3,975	3,972
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.944% 2037[1,3]	9,935	9,685
Residential Funding Mortgage Securities I, Inc., Series 2003-S16, Class A-3, 5.00% 2018	8,738	8,469
Residential Funding Mortgage Securities I, Inc., Series 2004-S9, Class II-A-1, 4.75% 2019	5,140	4,864
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.685% 2034[1]	2,967	2,872
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2-A-1, 6.639% 2037[1]	9,804	9,882
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018	5,514	5,297
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.514% 2027[1,2]	2,041	2,036
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.731% 2027[1,2]	2,080	2,075
Structured Asset Securities Corp., Series 1999-RF1, Class A, 7.835% 2028[1,2]	2,940	2,969
Chase Mortgage Finance Trust, Series 2003-S10, Class A-1, 4.75% 2018	12,725	12,226
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class II-A-1, 6.153% 2036[1]	11,556	11,659
Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class I-A1, 4.75% 2018	11,054	10,647
Citicorp Mortgage Securities, Inc., Series 2003-10, Class A-1, 4.50% 2018	11,156	10,624
Cendant Mortgage Capital LLC, Series 2003-2P, Class A-1, 5.452% 2019[1,2]	9,906	9,858
CSAB Mortgage-backed Trust, Series 2006-2, Class A-6-A, 5.72% 2036[1]	10,009	9,646
GSR Mortgage Loan Trust, Series 2004-10F, Class 1-A-5, 4.50% 2019	2,891	2,753
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.927% 2035[1]	5,709	5,615
Residential Asset Mortgage Products, Trust, Series 2004-RS9, Class A-I-4, AMBAC insured, 4.767% 2032	8,468	8,282
Specialty Underwriting and Residential Finance Trust, Series 2004-AA1, Class I-A1, 5.00% 2034	8,411	8,213
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class II-A-4, 6.00% 2037	1,500	1,452
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class V-A-1, 7.00% 2037[3]	6,498	6,464
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC8, Class A-4, 5.50% 2035	6,675	6,730
MASTR Asset Securitization Trust, Series 2003-5, Class 2-A-1, 5.00% 2018	5,990	5,805
PUMA Global Trust No. 1, Class B, 5.85% 2033[1,3]	5,500	5,499
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035	2,827	2,800
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2-A-1, 4.088% 2033[1]	2,662	2,649
HarborView Mortgage Loan Trust, Series 2005-15, Class 2-A1A2, 6.338% 2045[1,3]	2,772	2,631
Residential Asset Securitization Trust, Series 2005-A6CB, Class A-7, 6.00% 2035[3]	2,042	1,982
MASTR Adjustable Rate Mortgage Trust, Series 2006-2, Class 4-A-1, 4.991% 2036[1]	269	265
Paine Webber CMO, Series O, Class 5, 9.50% 2019	226	246
		722,643

FEDERAL AGENCY MORTGAGE-BACKED OBLIGATIONS[4]— 12.60%
Fannie Mae 7.00% 2008	15	15
Fannie Mae 7.00% 2009	29	29
Fannie Mae 7.00% 2009	5	5
Fannie Mae 7.50% 2009	39	39
Fannie Mae 7.50% 2009	35	36
Fannie Mae 7.50% 2009	26	26
Fannie Mae 7.50% 2009	4	4
Fannie Mae 8.50% 2009	6	6
Fannie Mae 9.00% 2009	55	55
Fannie Mae 9.00% 2009	53	53
Fannie Mae 9.50% 2009	97	100
Fannie Mae 7.00% 2010	26	26
Fannie Mae 9.50% 2010	2	2
Fannie Mae 7.00% 2011	281	284
Fannie Mae 7.00% 2011	141	143
Fannie Mae 7.00% 2011	18	18
Fannie Mae 7.00% 2012	216	221
Fannie Mae 8.50% 2014	2	2
Fannie Mae 7.00% 2015	1,445	1,499
Fannie Mae 7.00% 2015	394	409
Fannie Mae 7.00% 2015	65	68
Fannie Mae 7.00% 2015	35	37
Fannie Mae 7.50% 2015	694	724
Fannie Mae 7.50% 2015	652	681
Fannie Mae 7.50% 2015	320	335
Fannie Mae 7.50% 2015	282	295
Fannie Mae 7.50% 2015	89	94
Fannie Mae 7.50% 2015	72	75
Fannie Mae 7.50% 2015	61	64
Fannie Mae 9.00% 2015	418	444
Fannie Mae 13.50% 2015	183	211
Fannie Mae 7.00% 2016	1,022	1,064
Fannie Mae 7.00% 2016	437	455
Fannie Mae 7.00% 2016	218	227
Fannie Mae 7.50% 2016	362	380
Fannie Mae 9.00% 2016	617	666
Fannie Mae 11.50% 2016	201	226
Fannie Mae 7.00% 2017	1,056	1,102
Fannie Mae 7.00% 2017	608	635
Fannie Mae 7.00% 2017	424	440
Fannie Mae 9.00% 2018	17	19
Fannie Mae 10.00% 2018	108	121
Fannie Mae 11.50% 2019	664	745
Fannie Mae 5.00% 2020	11,591	11,377
Fannie Mae 11.00% 2020	161	184
Fannie Mae 11.00% 2020	81	90
Fannie Mae 11.50% 2020	151	169
Fannie Mae 10.00% 2021	174	195
Fannie Mae 9.50% 2022	49	54
Fannie Mae 7.50% 2023	200	212
Fannie Mae 6.00% 2024	4,306	4,324
Fannie Mae 10.00% 2025	190	213
Fannie Mae 6.00% 2026	2,827	2,839
Fannie Mae 8.50% 2026	25	27
Fannie Mae 9.31% 2026[1]	967	1,065
Fannie Mae 9.50% 2026	410	467
Fannie Mae 8.50% 2027	88	95
Fannie Mae 7.50% 2031	96	102
Fannie Mae 5.50% 2034	6,603	6,459
Fannie Mae 4.50% 2035	6,711	6,210
Fannie Mae 4.50% 2035	298	276
Fannie Mae 6.50% 2035	6,992	7,134
Fannie Mae 4.50% 2036	2,268	2,100
Fannie Mae 6.00% 2036	6,452	6,445
Fannie Mae 6.00% 2036	2,593	2,591
Fannie Mae 5.50% 2037	7,585	7,320
Fannie Mae 5.50% 2037	5,865	5,660
Fannie Mae 5.50% 2037	5,175	4,994
Fannie Mae 5.50% 2037	241	233
Fannie Mae 5.888% 2037[1]	12,432	12,532
Fannie Mae 5.90% 2037[1]	17,056	17,196
Fannie Mae 6.50% 2037	13,493	13,578
Fannie Mae 6.50% 2037	12,825	12,905
Fannie Mae 6.50% 2037	4,987	5,021
Fannie Mae 6.836% 2037[1]	5,469	5,595
Fannie Mae 7.00% 2037	22,394	23,026
Fannie Mae 7.00% 2037	21,167	21,777
Fannie Mae 7.00% 2037	10,487	10,717
Fannie Mae 7.00% 2037	8,913	9,164
Fannie Mae 7.00% 2037[3]	6,500	6,623
Fannie Mae 7.00% 2037	4,502	4,603
Fannie Mae 7.00% 2037	2,513	2,568
Fannie Mae 7.00% 2037	1,649	1,700
Fannie Mae 7.50% 2037	5,209	5,378
Fannie Mae 7.50% 2037	1,150	1,188
Fannie Mae 6.50% 2047	19,424	19,484
Fannie Mae 7.00% 2047	2,004	2,041
Fannie Mae, Series D, Class 2, 11.00% 2009	46	46
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	14,000	14,798
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	17,615	17,204
Fannie Mae, Series 2002-T11, Class B, 5.341% 2012	4,025	4,071
Fannie Mae, Series 88-16, Class B, 9.50% 2018	22	25
Fannie Mae, Series 90-21, Class Z, 9.00% 2020	418	452
Fannie Mae, Series 2001-4, Class GA, 10.265% 2025[1]	959	1,061
Fannie Mae, Series 2001-4, Class NA, 11.889% 2025[1]	2,437	2,720
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	1,641	1,705
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	1,522	1,591
Fannie Mae, Series 2001-20, Class D, 11.073% 2031[1]	164	184
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	7,424	7,169
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	12,360	9,331
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036	6,684	5,185
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	27,210	27,527
Fannie Mae, Series 2006-114, Class PD, 6.00% 2036	12,305	12,504
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	8,630	8,791
Fannie Mae, Series 2006-123, Class BO, principal only, 0% 2037[3]	14,674	9,838
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	11,033	10,961
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	12,544	12,727
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	365	376
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	338	352
Freddie Mac 7.00% 2008	27	27
Freddie Mac 8.00% 2008	4	4
Freddie Mac 8.50% 2008	4	4
Freddie Mac 8.75% 2008	1	1
Freddie Mac 8.50% 2009	27	28
Freddie Mac 8.00% 2010	38	38
Freddie Mac 9.50% 2010	1	1
Freddie Mac 8.00% 2012	68	70
Freddie Mac 9.50% 2013	2	2
Freddie Mac 6.00% 2014	104	106
Freddie Mac 6.00% 2014	66	67
Freddie Mac 4.00% 2015	6,203	5,843
Freddie Mac 7.00% 2015	92	96
Freddie Mac 8.00% 2017	248	261
Freddie Mac 8.00% 2017	92	97
Freddie Mac 8.00% 2017	69	73
Freddie Mac 8.50% 2018	6	6
Freddie Mac 10.00% 2018	515	580
Freddie Mac 8.50% 2019	67	72
Freddie Mac 10.00% 2019	380	431
Freddie Mac 8.50% 2020	26	27
Freddie Mac 8.50% 2021	37	40
Freddie Mac 10.00% 2021	169	188
Freddie Mac 10.00% 2025	225	250
Freddie Mac 6.00% 2026	1,323	1,329
Freddie Mac 6.00% 2026	617	620
Freddie Mac 9.00% 2030	278	303
Freddie Mac 5.50% 2037	10,918	10,660
Freddie Mac 5.50% 2037	2,438	2,380
Freddie Mac 6.00% 2037	80,750	80,662
Freddie Mac 6.00% 2037	17,750	17,727
Freddie Mac 6.012% 2037[1]	18,320	18,438
Freddie Mac 6.405% 2037[1]	10,525	10,652
Freddie Mac 6.472% 2037[1]	11,696	11,837
Freddie Mac 6.50% 2037	2,103	2,116
Freddie Mac, Series 2310, Class B, 9.882% 2015[1]	83	92
Freddie Mac, Series 2356, Class GD, 6.00% 2016	17,713	18,002
Freddie Mac, Series 2310, Class A, 10.546% 2017[1]	301	326
Freddie Mac, Series 2626, Class NG, 3.50% 2023	1,647	1,491
Freddie Mac, Series 1567, Class A, 4.441% 2023[1]	91	84
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	682	708
Freddie Mac, Series 3061, Class PN, 5.50% 2035	17,137	17,134
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	12,465	9,245
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	6,008	4,509
Freddie Mac, Series 3156, Class NG, 6.00% 2036	8,685	8,861
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037	2,830	2,105
Freddie Mac, Series 3271, Class OA, 6.00% 2037	9,781	9,991
Government National Mortgage Assn. 8.50% 2007	3	3
Government National Mortgage Assn. 8.50% 2008	8	8
Government National Mortgage Assn. 9.00% 2008	26	26
Government National Mortgage Assn. 9.50% 2009	294	302
Government National Mortgage Assn. 9.00% 2016	14	16
Government National Mortgage Assn. 8.50% 2017	106	114
Government National Mortgage Assn. 9.50% 2020	74	84
Government National Mortgage Assn. 9.50% 2020	48	53
Government National Mortgage Assn. 8.50% 2021	212	231
Government National Mortgage Assn. 8.50% 2021	96	105
Government National Mortgage Assn. 9.00% 2021	82	90
Government National Mortgage Assn. 8.50% 2022	38	41
Government National Mortgage Assn. 8.50% 2022	34	37
Government National Mortgage Assn. 8.50% 2022	19	20
Government National Mortgage Assn. 8.50% 2023	267	290
		645,633

FEDERAL AGENCY BONDS & NOTES — 12.47%
Freddie Mac 4.125% 2009	30,000	29,613
Freddie Mac 5.75% 2009	36,250	36,769
Freddie Mac 6.625% 2009	80,750	83,721
Freddie Mac 4.125% 2010	15,000	14,764
Freddie Mac 5.25% 2011	78,140	79,500
Freddie Mac 5.875% 2011	50,000	51,589
Freddie Mac 5.75% 2016	2,000	2,072
Fannie Mae 5.25% 2007	26,500	26,524
Fannie Mae 6.34% 2007	5,000	5,010
Fannie Mae 4.00% 2008	30,000	29,806
Fannie Mae 6.625% 2009	11,900	12,337
Fannie Mae 6.00% 2011	35,000	36,462
Fannie Mae 5.25% 2012	56,000	56,638
Fannie Mae 6.125% 2012	12,250	12,912
Federal Home Loan Bank 3.375% 2007	65,000	64,919
Federal Home Loan Bank 3.375% 2008	36,280	36,049
Federal Home Loan Bank 5.04% 2008[1]	5,365	5,366
Federal Home Loan Bank 5.625% 2016	24,250	24,859
Federal Agricultural Mortgage Corp. 4.25% 2008	7,500	7,455
Federal Agricultural Mortgage Corp. 4.875% 2011[2]	17,750	17,795
Federal Agricultural Mortgage Corp. 5.125% 2011	1,500	1,516
Federal Agricultural Mortgage Corp. 5.50% 2011[2]	500	513
Federal Agricultural Mortgage Corp. 5.125% 2017[2]	1,070	1,061
CoBank ACB 5.96% 2022[1,2]	2,125	2,129
		639,379

ASSET-BACKED OBLIGATIONS[4]— 11.71%
Drive Auto Receivables Trust, Series 2005-2, Class A-2, MBIA insured, 4.12% 2010[2]	1,426	1,420
Drive Auto Receivables Trust, Series 2004-1, Class A-4, MBIA insured, 4.14% 2010[1,2]	8,488	8,447
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012[2]	4,250	4,209
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[2]	10,000	9,975
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013[2]	14,000	14,098
ARG Funding Corp., Series 2005-1, Class A-1, MBIA insured, 4.02% 2009[2]	6,750	6,707
ARG Funding Corp., Series 2005-2, Class A-1, AMBAC insured, 4.54% 2009[2]	6,500	6,472
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[2]	22,750	22,181
MBNA Credit Card Master Note Trust, Series 2006-1, Class A, 4.90% 2011	7,500	7,464
MBNA Credit Card Master Note Trust, Series 2003-1, Class C, 7.311% 2012[1]	7,000	7,111
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	18,500	18,202
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-3, 5.46% 2011	4,750	4,777
Honda Auto Receivables Owner Trust, Series 2006-3, Class A-4, 5.11% 2012	7,500	7,484
Honda Auto Receivables Owner Trust, Series 2006-2, Class A-4, 5.28% 2012	8,750	8,773
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-4, 5.57% 2013	9,500	9,594
Triad Automobile Receivables Trust, Series 2006-C, Class A-2, AMBAC insured, 5.40% 2010	3,043	3,041
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	6,000	5,984
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012	10,000	9,844
Triad Automobile Receivables Trust, Series 2006-A, Class A-4, AMBAC insured, 4.88% 2013	5,000	4,968
CPS Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 3.87% 2010[2,3]	2,770	2,731
CPS Auto Receivables Trust, Series 2004-D, Class A-2, XLCA insured, 3.86% 2011[2,3]	1,950	1,912
CPS Auto Receivables Trust, Series 2005-C, Class A-2, FSA insured, 4.79% 2012[2]	5,000	4,947
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 2012[2]	3,000	3,037
CPS Auto Receivables Trust, Series 2007-B, Class A-4, FSA insured, 5.60% 2014[2]	9,350	9,460
Capital One Multi-asset Execution Trust, Series 2003-4, Class B, 6.411% 2011[1]	3,000	3,000
Capital One Multi-asset Execution Trust, Series 2005-11, Class A, 5.651% 2013[1]	3,500	3,477
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	6,400	6,394
Capital One Multi-asset Execution Trust, Series 2006-3, Class A, 5.05% 2018[3]	8,000	7,906
Prestige Auto Receivables Trust, Series 2004-1, Class A-2, FSA insured, 3.69% 2011[2,3]	1,689	1,669
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 2013[2,3]	12,000	11,908
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 2014[2,3]	7,000	6,994
Drivetime Auto Owner Trust, Series 2005-A, Class A-3, MBIA insured, 4.302% 2009[2]	3,916	3,895
Drivetime Auto Owner Trust, Series 2006-A, Class A-3, XLCA insured, 5.501% 2011[1,2]	16,000	16,015
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	14,250	14,199
Long Beach Acceptance Auto Receivables Trust, Series 2007-A, Class A-4, FSA insured, 5.025% 2014	5,000	4,980
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	12,495	12,487
AmeriCredit Automobile Receivables Trust, Series 2006-A-F, Class A-4, FSA insured, 5.64% 2013	6,000	6,052
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	3,452	3,412
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	5,250	5,155
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	9,000	9,002
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 2010[2]	17,017	16,812
Susquehanna Auto Lease Trust, Series 2007-1, Class A-2, 5.32% 2009[2]	5,000	4,995
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[2]	10,000	9,977
PSE&G Transition Funding II LLC, Series 2005-1, Class A-2, 4.34% 2014	14,050	13,749
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A-5, FGIC insured, 5.753% 2027[3]	1,000	910
CWHEQ Home Equity Loan Trust, Series 2007-9, Class 2-A-3, 5.685% 2047[1,2]	12,885	12,308
Citibank Credit Card Issuance Trust, Class 2000-A3, 6.875% 2009	12,500	12,524
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015	12,800	12,312
MASTR Asset-backed Securities Trust, Series 2006-AB1, Class A-4, 5.719% 2036[1]	12,185	11,340
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[1,3]	10,669	10,135
Chase Issuance Trust, Series 2006-8, Class A, 5.671% 2016[1]	10,000	9,792
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	5,439	5,416
UPFC Auto Receivables Trust, Series 2007-A, Class A-3, MBIA insured, 5.53% 2013	4,250	4,288
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[2]	5,750	5,679
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[2]	4,000	3,951
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2014	9,671	9,279
MBNA Master Credit Card Trust II, Series 2000-E, Class A, 7.80% 2012	2,580	2,761
MBNA Master Credit Card Trust II, Series 2000-H, Class A, 5.861% 2013[1]	6,500	6,502
Advanta Business Card Master Trust, Series 2005-A3, Class A, 4.70% 2011	6,750	6,699
Advanta Business Card Master Trust, Series 2006-C1, Class C, 6.018% 2014[1,3]	2,000	1,980
CWHEQ Revolving Home Equity Loan Trust, Series 2007-C, Class A, 5.761% 2037[1,3]	8,502	8,162
Vanderbilt Mortgage and Finance, Inc., Series 2000-C, Class A-4, 7.905% 2026	2,731	2,862
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	4,886	5,109
First Investors Auto Owner Trust, Series 2006-A, Class A-4, MBIA insured, 5.00% 2013[2]	8,000	7,969
AEP Texas Central Transitioning Funding II LLC, Senior Secured Transition Bonds, Series A, Class A-2, 4.98% 2013	7,900	7,837
Home Equity Mortgage Trust, Series 2006-3, Class A-1, 5.472% 2036[1]	8,086	7,431
Irwin Home Equity, Series 2006-1, Class 2-A2, AMBAC insured, 5.39% 2035[1,2]	7,500	7,342
PECO Energy Transition Trust, Series 1999-A, Class A-7, 6.13% 2009	7,000	7,021
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 6.005% 2034[1]	7,203	6,987
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-2, AMBAC insured, 4.40% 2035[1,2,3]	7,000	6,885
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-3, FGIC insured, 6.193% 2037[1,3]	7,000	6,720
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	4,263	4,210
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033	1,387	1,326
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-2, 3.79% 2017	3,735	3,686
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-3, 4.75% 2021	1,500	1,464
Santander Drive Auto Receivables Trust, Series 2007-1, Class A-3, FGIC insured, 5.05% 2011	5,000	4,984
BA Credit Card Trust, Series 2004-1, Class B, 5.691% 2012[1]	5,000	4,918
Vega ContainerVessel PLC, Series 2006-1, Class A, XLCA insured, 5.562% 2021[2]	4,974	4,638
CWABS, Inc., Series 2006-24, Class 2-A-3, 5.655% 2037[1]	5,000	4,624
Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, Class A-1, 5.805% 2037[1,3]	4,659	4,426
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB4, Class AF-4, 5.028% 2035[1]	4,485	4,155
GS Auto Loan Trust, Series 2006-1, Class A-4, 5.60% 2014	4,122	4,101
Chase Auto Owner Trust, Series 2006-B, Class A-4, 5.11% 2014	4,000	3,996
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023[2,3]	3,630	3,425
DaimlerChrysler Auto Trust, Series 2006-B, Class A-4, 5.38% 2011	3,000	3,011
Nebhelp Trust, Student Loan Interest Margin Securities, Series 1, Class A, MBIA insured, 6.68% 2016[2]	2,765	2,795
Green Tree Financial Corp., Series 1997-6, Class A-6, 6.90% 2029[3]	760	779
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029[3]	1,789	1,837
AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-2, Class A-7, 7.57% 2027[3]	2,047	1,992
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-1, 8.33% 2031[2,3]	1,211	1,201
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-8, 7.15% 2009	1,182	1,198
Washington Mutual Master Note Trust, Series 2007-B1, Class B-1, 4.95% 2014[2]	1,000	983
Saxon Asset Securities Trust, Series 2002-2, Class AF-5, 6.49% 2031[1]	694	688
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series SPMD 2001-A, Class AF-6, 6.537% 2030[3]	424	395
New Century Home Equity Loan Trust, Series 2001-NC2, Class M-1, 6.768% 2031[1]	348	348
USAA Auto Owner Trust, Series 2004-3, Class A-3, 3.16% 2009	125	125
		600,422

U.S. TREASURY BONDS & NOTES — 10.37%
U.S. Treasury 3.00% 2007	4,300	4,291
U.S. Treasury 4.75% 2008	9,800	9,860
U.S. Treasury 3.625% 2009	24,775	24,520
U.S. Treasury 5.50% 2009[5]	24,250	24,760
U.S. Treasury 6.00% 2009	26,100	26,971
U.S. Treasury 3.625% 2010	5,355	5,283
U.S. Treasury 4.00% 2010	60,575	60,296
U.S. Treasury 2.375% 2011[3,6]	2,782	2,776
U.S. Treasury 4.25% 2011	102,250	102,434
U.S. Treasury 4.50% 2011	38,000	38,365
U.S. Treasury 4.50% 2011	13,150	13,278
U.S. Treasury 4.625% 2011	15,000	15,211
U.S. Treasury 4.875% 2011	82,775	84,670
U.S. Treasury 4.875% 2011	17,510	17,894
U.S. Treasury 3.625% 2013	49,065	47,409
U.S. Treasury 4.25% 2013	42,500	42,374
U.S. Treasury 4.25% 2014	8,675	8,586
U.S. Treasury Principal Strip 0% 2037	11,250	2,727
		531,705

COMMERCIAL MORTGAGE-BACKED SECURITIES[4]— 8.48%
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A-1, 4.326% 2034	12,411	12,103
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-4, 4.529% 2037	8,500	8,216
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.494% 2037[1]	5,000	4,948
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	10,689	10,428
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A-3, 4.545% 2042	5,000	4,811
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	6,750	6,645
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	7,500	7,370
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	7,000	7,144
CS First Boston Mortgage Securities Corp., Series 2003-C5, Class A-2, 3.808% 2036	2,557	2,515
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	1,000	964
CS First Boston Mortgage Securities Corp., Series 2003-C5, Class G, 5.557% 2036[1,2]	1,600	1,397
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	8,250	8,475
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	2,000	1,945
CS First Boston Mortgage Securities Corp., Series 2003-C3, Class G, 4.617% 2038[2]	2,000	1,788
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-2, 5.10% 2038[1]	3,000	2,957
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[1]	13,500	13,235
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040	3,113	3,123
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class C, 6.78% 2040	6,450	6,522
CS First Boston Mortgage Securities Corp., Series 1999-C1, Class D, 8.086% 2041[1]	1,500	1,575
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	2,307	2,370
Banc of America Commercial Mortgage Inc., Series 2003-2, Class A-1, 3.411% 2041	2,083	2,049
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-3, 4.561% 2041	3,875	3,737
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-AB, 4.673% 2041	3,000	2,906
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-3, 4.877% 2042	3,000	2,960
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.40% 2045[1]	10,500	10,331
Bear Stearns Commercial Mortgage Securities Inc., Series 1998-C1, Class A-1, 6.34% 2030	324	323
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 1.238% 2031[1,2]	75,619	1,473
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class A-1, 5.91% 2031	523	521
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	3,021	2,933
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-1, 6.08% 2035	2,383	2,397
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-PWR6, Class A-4, 4.521% 2041	12,250	11,763
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	4,610	4,459
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	13,000	12,108
Commercial Mortgage Trust, Series 2004-LNB2, Class A-2, 3.60% 2039	8,974	8,766
Commercial Mortgage Trust, Series 2004-LNB2, Class A-3, 4.221% 2039	2,000	1,934
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[2]	8,350	8,330
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[2]	1,270	1,252
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[2]	8,750	8,694
SBA CMBS Trust, Series 2006-1A, Class B, 5.451% 2036[2]	2,000	2,009
SBA CMBS Trust, Series 2006-1A, Class C, 5.559% 2036[2,3]	2,000	1,978
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A-1, 6.25% 2034	561	564
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	18,500	18,979
GMAC Commercial Mortgage Securities, Inc., Series 2003-C1, Class F, 4.718% 2036[1,2]	3,000	2,699
GE Commercial Mortgage Corp., Series 2003-C2, Class A-2, 4.17% 2037	3,200	3,146
GE Commercial Mortgage Corp., Series 2004-C1, Class A-2, 3.915% 2038	3,000	2,907
GE Commercial Mortgage Corp., Series 2004-C3, Class B, 5.281% 2039[1]	2,000	1,899
GE Commercial Mortgage Corp., Series 2004-C2, Class B, 4.983% 2040	2,000	1,868
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.518% 2044[1]	3,500	3,428
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.512% 2045[1]	2,000	1,989
GE Commercial Mortgage Corp., Series 2005-C1, Class A-2, 4.353% 2048	3,600	3,507
GE Commercial Mortgage Corp., Series 2005-C1, Class A-3, 4.578% 2048	1,740	1,678
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[2,3]	12,000	11,749
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035[2,3]	8,180	7,988
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A-2, 3.958% 2035	7,600	7,467
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	5,020	4,850
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	7,500	7,402
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[2]	11,350	11,421
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[2,3]	7,063	6,977
GE Capital Commercial Mortgage Corp., Series 2000-1, Class A-2, 6.496% 2033	9,930	10,175
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	8,261	8,057
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[2]	6,250	6,182
American Tower Trust I, Series 2007-1A, Class B, 5.537% 2037[2]	1,000	964
American Tower Trust I, Series 2007-1A, Class C, 5.615% 2037[2,3]	1,000	968
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[2,3]	7,500	7,302
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-1, 6.341% 2033	711	711
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class B, 6.758% 2033	2,000	2,064
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035	334	333
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	11,350	11,649
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	5,000	4,922
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A-2, 4.556% 2043	9,790	9,546
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A-3, 5.642% 2025	2,425	2,432
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	1,738	1,822
LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A-2, 4.023% 2026	5,451	5,368
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-3, 6.226% 2026	1,465	1,479
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[1]	10,000	9,877
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-2, 6.53% 2031	4,506	4,540
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class D, 7.03% 2031	4,000	4,072
Morgan Stanley Capital I, Inc., Series 2004-RR2, Class A-1, 4.39% 2033[2,3]	794	783
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	4,373	4,408
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	4,629	4,502
Government Lease Trust, Series 1999-GSA1, Class A-4, MBIA insured, 6.48% 2011[2]	7,685	7,857
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032	2,684	2,709
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	4,599	4,778
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032	561	562
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	4,482	4,486
DLJ Commercial Mortgage Corp., Series 1998-CF2, Class A-4, 6.90% 2031[1]	3,250	3,295
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	1,649	1,664
Prudential Securities Secured Financing Corp., Series 1999-NRF1, Class C, 6.746% 2031	2,000	2,029
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.374% 2042[1]	2,000	1,979
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[1]	2,000	1,917
LB Commercial Mortgage Trust, Series 1998-C1, Class A-3, 6.48% 2030	1,460	1,456
		434,860

NON-U.S. GOVERNMENT AGENCY BONDS & NOTES — 0.42%
Corporación Andina de Fomento 6.875% 2012	20,000	21,323

MUNICIPALS — 0.09%
California Maritime Infrastructure Authority, Taxable Lease Revenue Bonds
(San Diego Unified Port District-South Bay Plant Acquisition), Series 1999, 6.63% 2009[2]	3,921	3,938
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	469	470
		4,408

Total bonds & notes (cost: $4,870,663,000)		4,837,392

Preferred securities — 0.80%	Shares

FINANCIALS — 0.72%
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[1,2]	14,000,000	15,104
BNP U.S. Funding LLC, Series A, 7.738% noncumulative[1,2]	13,865,000	13,974
Deutsche Bank Capital Funding Trust I 7.872%[1,2]	5,000,000	5,243
BAC Capital Trust XIII 5.76%[1]	2,700,000	2,439
		36,760

U.S. GOVERNMENT AGENCY SECURITIES — 0.08%
US AgBank 6.11%[1,2,3]	4,250,000	4,054

Total preferred securities (cost: $43,035,000)		40,814

	Principal amount
Short-term securities — 4.97%	(000)

Procter & Gamble Co. 5.22% due 9/17/2007[2]	$31,000	30,924
Procter & Gamble International Funding S.C.A. 5.21% due 10/29/2007[2,5]	9,300	9,218
AT&T Inc. 5.26% due 9/27/2007[2]	32,300	32,172
Private Export Funding Corp. 5.21% due 10/26/2007[2,5]	32,000	31,742
Three Pillars Funding, LLC 5.32% due 9/4/2007[2]	30,714	30,696
Colgate-Palmolive Co. 5.20% due 9/13/2007[2]	30,000	29,944
Ranger Funding Co. LLC 5.27% due 9/4/2007[2]	13,100	13,092
Target Corp. 5.24% due 9/4/2007	13,000	12,992
Federal Home Loan Bank 5.12% due 10/5/2007	12,500	12,438
Illinois Tool Works Inc. 5.22% due 9/11/2007	10,800	10,783
International Bank for Reconstruction and Development 5.14% due 9/14/2007	10,300	10,279
Federal Farm Credit Banks 4.88% due 10/22/2007[5]	9,400	9,334
Tennessee Valley Authority 4.73% due 9/27/2007	8,900	8,868
Park Avenue Receivables Co., LLC 5.33%–5.75% due 9/4/2007[2]	7,700	7,695
Harley-Davidson Funding Corp. 5.22% due 10/17/2007[2,5]	3,100	3,079
Wal-Mart Stores Inc. 5.20% due 11/14/2007[2,5]	1,800	1,779

Total short-term securities (cost: $255,037,000)		255,035

Total investment securities (cost: $5,168,735,000)		5,133,241
Other assets less liabilities		(7,714)

Net assets		$5,125,527

[1]	Coupon rate may change periodically.
[2]
Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $1,019,570,000, which represented 19.89% of the net assets of the fund.

[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $298,910,000.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
[6]	Index-linked bond whose principal amount moves with a government retail price index.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-923-1007O-S10926

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
Intermediate Bond Fund of America

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Intermediate Bond Fund of America, (the “Fund”) as of August 31, 2007, and for the year then ended and have issued our report thereon dated October 11, 2007, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2007, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
October 11, 2007

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMEDIATE BOND FUND OF AMERICA

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: November 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: November 8, 2007

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: November 8, 2007